                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

             NYNEX CABLECOMMS GROUP INC. AND NYNEX CABLECOMMS GROUP PLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/X/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         American Depositary Shares evidenced by American Depositary Receipts, each representing ten Units, each Unit consisting of one Ordinary Share (par value 10p per share) of NYNEX CableComms Group PLC and one share of Common Stock (par value $.01 per share) of NYNEX CableComms Group Inc.
         Ordinary Shares (par value 10p per share) of NYNEX CableComms Group PLC Common Stock (par value $.01 per share) of NYNEX CableComms Group Inc.
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         925,976,934 Units each comprised of one Ordinary Share and one share of Common Stock
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         The fee is equal to one-fiftieth of one percent of the market value of the Units comprised of the Ordinary Shares and the Common Stock, estimated based on the average reported high and low sales prices of the American Depositary Shares on March 12, 1997, assuming all Units are represented by American Depositary Shares. The aggregate market value of the Units on March 12, 1997 was $1,620,459,635.
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         $1,620,459,635
         -----------------------------------------------------------------------
     (5) Total fee paid:
         $324,092
         -----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.: N/A
         -----------------------------------------------------------------------
     (3) Filing Party: N/A
         -----------------------------------------------------------------------
     (4) Date Filed: N/A
         -----------------------------------------------------------------------

           NYNEX CABLECOMMS GROUP PLC AND NYNEX CABLECOMMS GROUP INC.
   THE TOLWORTH TOWER, EWELL ROAD, SURBITON, SURREY, KT6 7ED, UNITED KINGDOM

    THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS DOCUMENT MUST BE READ WITH THE OFFERS TO PURCHASE/PROSPECTUS DATED MARCH 21, 1997 OF CABLE & WIRELESS COMMUNICATIONS PLC (THE "OFFERS TO PURCHASE/ PROSPECTUS") ACCOMPANYING THIS DOCUMENT. YOU ARE ALSO ENCOURAGED TO READ THE ENCLOSED SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 ("SCHEDULE 14D-9") OF NYNEX CABLECOMMS GROUP PLC AND NYNEX CABLECOMMS GROUP INC. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK FINANCIAL ADVICE IMMEDIATELY FROM AN APPROPRIATELY AUTHORIZED FINANCIAL ADVISOR OR, IF YOU ARE IN THE UNITED KINGDOM, AN INDEPENDENT FINANCIAL ADVISOR AUTHORIZED UNDER THE FINANCIAL SERVICES ACT 1986.

1. This proxy statement is being sent to holders of Units ("NYNEX CableComms Units"), each NYNEX CableComms Unit representing one Ordinary Share ("NYNEX CableComms UK Ordinary Share") of NYNEX CableComms Group PLC ("NYNEX CableComms UK") and one share of common stock ("NYNEX CableComms US Share of Common Stock") of NYNEX CableComms Group Inc. ("NYNEX CableComms US") who held NYNEX CableComms Units on March 21, 1997 (the "Record Date").

2. As a result of differences between English law, which governs voting of NYNEX CableComms UK Ordinary Shares, and Delaware law, which governs voting of NYNEX CableComms US Shares of Common Stock:

    - your sale or transfer of NYNEX CableComms Units after the Record Date will not affect your right, as a holder on the Record Date, to attend and vote at the NYNEX CableComms US Special Meeting, because the right to attend and vote does not automatically transfer to a subsequent holder of NYNEX CableComms Units; and

    - your sale or transfer of NYNEX CableComms Units will constitute the transfer to a subsequent holder of the right to attend and vote at the NYNEX CableComms UK Extraordinary General Meeting.

3. The task of obtaining votes is complicated as a result of the above differences. To assist NYNEX CableComms UK and NYNEX CableComms US in this task of obtaining votes, after carefully reviewing this document and the accompanying materials, YOU ARE URGED IMMEDIATELY to complete, sign, date and return in the enclosed pre-addressed envelope BOTH the blue Proxy Card for the NYNEX CableComms UK Extraordinary General Meeting AND the grey Proxy Card for the NYNEX CableComms US Special Meeting, even if you plan to sell or transfer your NYNEX CableComms Units before the meeting date. Should you sell or transfer your NYNEX CableComms Units after submitting the Proxy Cards, (i) your vote at the NYNEX CableComms US Special Meeting will be counted (unless you assign your right to vote to a subsequent holder and that holder submits a later dated Proxy Card or attends the meeting in person and votes) and (ii) your vote at the NYNEX CableComms UK Extraordinary General Meeting will be disregarded.

4. If you do sell or transfer your NYNEX CableComms Units, please forward this document as soon as possible, together with the accompanying Offers to Purchase/Prospectus, Schedule 14D-9 and other accompanying documents, to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. However, these documents should not be distributed, forwarded or transmitted in or into Japan or Australia.

5. Any questions or requests for assistance or additional copies of the Proxy Statement or the Proxy Cards may be directed to The Royal Bank of Scotland, Receiving Agent for the Offers in the UK (call: 0117-937-0666), or D.F. King & Co. Inc., Information Agent for the Offers and Proxy Soliciting Agent in the U.S. (call toll free: 1-800-848-3402).

                               NOTICE OF MEETINGS

    NOTICE IS HEREBY GIVEN THAT an Extraordinary General Meeting of members (the "NYNEX CableComms UK Extraordinary Meeting") of NYNEX CableComms UK and a Special Meeting of shareholders (the "NYNEX CableComms US Special Meeting") of NYNEX CableComms US will be held at 1 Finsbury Avenue, London, EC2M 2PP, United Kingdom, on April 24, 1997. The NYNEX CableComms UK Extraordinary Meeting will commence at 9:00 a.m. and the NYNEX CableComms US Special Meeting will commence immediately after the conclusion or adjournment of the NYNEX CableComms UK Extraordinary Meeting. The NYNEX CableComms UK Extraordinary Meeting and the NYNEX CableComms US Special Meeting are hereinafter referred to collectively as the "Meetings".

    Holders of NYNEX CableComms Units are shareholders of both NYNEX CableComms UK and NYNEX CableComms US and are entitled to notice of and may attend both of the Meetings.

    BUSINESS TO BE CONDUCTED AT THE NYNEX CABLECOMMS UK EXTRAORDINARY MEETING AND AT ANY ADJOURNMENT(S) THEREOF:

    To consider and, if thought fit, pass the following resolution:

1. A resolution, which will be proposed as a special resolution (the "UK De-stapling Resolution") and, for the purposes of Article 7 of the Articles of Association of NYNEX CableComms UK, as an extraordinary resolution of the holders of NYNEX CableComms UK Ordinary Shares as a class (the "UK De-stapling Resolution"):

    THAT, subject to the approval of the US De-stapling Resolution (as defined in the section of the Notice of Meetings setting out the business to be conducted at the Special Meeting of Shareholders of NYNEX CableComms Group Inc. to be held on April 24, 1997), the Articles of Association of NYNEX CableComms Group PLC be amended by adding a new paragraph 37(e) as follows:

   "(e) notwithstanding anything in these Articles to the contrary, with effect from the NYNEX CableComms Offers (as defined in the Offers to Purchase/Prospectus of Cable & Wireless Communications plc) becoming or being declared unconditional in all respects, the Board shall be empowered, in its absolute discretion, to determine that:

        (i)  the provisions of paragraphs (a), (b) and (d) of this Article 37;
             and

        (ii) any other relevant provision of these Articles restricting a transfer, or other dealing, of Ordinary Shares other than together with Common Stock of U.S. CableComms,

        shall not apply to the transfer, or other dealing, of such number of Ordinary Shares as does not exceed (when aggregated with any Ordinary Shares which the Board of Directors has previously permitted to be transferred, or otherwise dealt with, free of the restrictions of such provisions pursuant to this paragraph (e)) 20% of the aggregate number of Ordinary Shares from time to time in issue, such that those Ordinary Shares that the Board permits to be transferred, or otherwise dealt with, free of the restrictions of such provisions shall thereafter no longer comprise Units and shall be transferable or otherwise be dealt with separately and apart from the relevant Common Stock, and that the Board shall take all such steps and adopt and follow all such procedures as they may consider desirable to give effect to this paragraph."

2. A resolution, which will be proposed as an ordinary resolution (the "UK Adjournment Resolution"):

    THAT, if the Chairman of the meeting has determined that there are an insufficient number of the votes required to approve the UK De-stapling Resolution (as defined in the section of the Notice of Meetings setting out the business to be conducted at the NYNEX CableComms Group PLC Extraordinary General Meeting of members to be held on April 24, 1997) at the Extraordinary General Meeting of NYNEX CableComms Group PLC to be held on April 24, 1997, or any adjournment thereof, such Extraordinary General Meeting be, and it hereby is, adjourned to the same place and to such time, not less than seven calendar days after the date of such Extraordinary General Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms Group PLC (or the proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the UK De-stapling Resolution.

    BUSINESS TO BE CONDUCTED AT THE NYNEX CABLECOMMS US SPECIAL MEETING AND AT ANY ADJOURNMENT(S) THEREOF:

    To consider and vote upon the following resolutions:

1. Subject to the approval of the UK De-stapling Resolution, to amend the Restated Certificate of Incorporation of NYNEX CableComms US to provide that, notwithstanding the provisions contained in Paragraphs A and B of Article FIFTH and other relevant provisions therein requiring that NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock be transferred and otherwise dealt with together as a NYNEX CableComms Unit, effective upon the NYNEX CableComms Offers (as defined in the Offers to Purchase/Prospectus) becoming or being declared unconditional in all respects, the Board of Directors of NYNEX CableComms US shall be authorized to determine that such provisions shall not apply to the transfer, conversion by way of merger or other dealing of NYNEX CableComms US Shares of Common Stock in an amount not to exceed (when aggregated with any NYNEX CableComms US Shares of Common Stock which the Board of Directors has previously permitted to be transferred, converted by way of merger or otherwise dealt with, free of the restrictions of such provisions) 20% of the NYNEX CableComms US Shares of Common Stock from time to time outstanding, such that those NYNEX CableComms US Shares of Common Stock that the Board of Directors permits to be transferred, converted by way of merger or otherwise dealt with, free of the restrictions of such provisions shall thereafter no longer comprise NYNEX CableComms Units and shall be transferable, convertible by way of merger or otherwise dealt with separately and apart from the relevant NYNEX CableComms UK Ordinary Shares (the "US De-stapling Resolution").

2. Subject to the approval of the UK De-stapling Resolution and the US De-stapling Resolution, to approve and adopt the Agreement and Plan of Merger, dated as of March 21, 1997 (the "Merger Agreement"), among NYNEX CableComms US, Cable & Wireless Communications plc ("CWC") and Cable & Wireless Communications Delaware Inc., a Delaware corporation ("Merger Sub"), pursuant to which Merger Sub will be merged with and into NYNEX CableComms US (the "Merger"), and as a result of the Merger, each outstanding NYNEX CableComms US Share of Common Stock (other than those held by CWC or by NYNEX CableComms US (as treasury shares) or by its subsidiaries and other than Dissenting Shares (as defined in the Merger Agreement)) will be converted into the right to receive 0.036746 of an ordinary share of CWC which, at the election of NYNEX CableComms US shareholders, may be in the form of American Depositary Shares representing ordinary shares of CWC (the "Merger Resolution").

3. If the Chairman of the meeting has determined that there are an insufficient number of the votes required to approve either the US De-stapling Resolution or the Merger Resolution at the NYNEX CableComms US Special Meeting, or any adjournment thereof, to adjourn the NYNEX CableComms US Special Meeting to the same place and to such time, not less than seven calendar days after the date of such NYNEX CableComms US Special Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms US (or the proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the US De-stapling Resolution and/or the Merger Resolution, as the case may be (the "US Adjournment Resolution").

4. To transact such other business as may properly come before the NYNEX CableComms US Special Meeting or any adjournments thereof.

    Each of the UK De-stapling Resolution and the US De-stapling Resolution will be voted upon separately by the shareholders of NYNEX CableComms UK and NYNEX CableComms US, respectively;

however, NYNEX CableComms UK and NYNEX CableComms US will not proceed with the amendments to the Articles of Association of NYNEX CableComms UK and the Restated Certificate of Incorporation of NYNEX CableComms US, respectively, unless both the UK De-stapling Resolution and the US De-stapling Resolution are approved. In addition, NYNEX CableComms US will not proceed with the Merger unless both the UK De-stapling Resolution and the US De-stapling Resolution are approved.

    The respective Offer Committees of the Boards of Directors of each of NYNEX CableComms UK and NYNEX CableComms US have unanimously recommended that shareholders of NYNEX CableComms Units (and holders of American Depositary Shares representing NYNEX CableComms Units) accept the NYNEX CableComms Offers (as defined in the Offers to Purchase/Prospectus). The Offer Committee of the Board of Directors of NYNEX CableComms UK has unanimously recommended approval of the UK De-stapling Resolution to the Board of Directors of NYNEX CableComms UK, and the Board of Directors of NYNEX CableComms UK recommends that NYNEX CableComms UK shareholders vote in favor of the UK De-stapling Resolution and the UK Adjournment Resolution. The Offer Committee of the Board of Directors of NYNEX CableComms US has unanimously recommended approval of the US De-stapling Resolution and the Merger Resolution to the Board of Directors of NYNEX CableComms US, and the Board of Directors of NYNEX CableComms US recommends that NYNEX CableComms US shareholders vote in favor of the US De-stapling Resolution, the Merger Resolution and the US De-stapling Resolution.

    A list of shareholders of record of NYNEX CableComms US on the Record Date will be available for examination by any shareholder (for any purpose germane to the NYNEX CableComms US Special Meeting) at the offices of Simmons & Simmons, UK counsel to NYNEX CableComms, located at 21 Wilson Street, London, EC2M 2TX, United Kingdom, beginning at least ten days prior to, and ending immediately after, the NYNEX CableComms US Special Meeting.

    By order of the Boards

/s/ P.H. Repp
-----------------------

P.H. Repp
Chief Legal and Regulatory Officer and Company Secretary
March 24, 1997

    Registered Office of NYNEX CableComms UK and Principal Place of Business of NYNEX CableComms US:

The Tolworth Tower
Ewell Road
Surbiton
Surrey KT6 7ED
United Kingdom

YOUR VOTE IS IMPORTANT

    The blue proxy card is for the NYNEX CableComms UK Extraordinary Meeting and the grey proxy card is for the NYNEX CableComms US Special Meeting. Whether or not you intend to be present at the Meetings, please sign and date BOTH of the enclosed proxy cards and return them both in the enclosed pre-addressed envelope.

1. Only holders of NYNEX CableComms Units, or their duly appointed representatives, are entitled to attend and vote at the Meetings. A holder so entitled may appoint a proxy, who need not be a holder of NYNEX CableComms Units, NYNEX CableComms ADSs, NYNEX CableComms UK Ordinary Shares or NYNEX CableComms US Shares of Common Stock, to attend and vote on his/her behalf.

2. Holders of NYNEX CableComms Units or NYNEX CableComms ADSs whose purchase or transfer settles after March 21, 1997 (the "Record Date") and who wish to attend and/or vote at the NYNEX CableComms US Special Meeting (or, in respect of NYNEX CableComms ADSs, to instruct The Bank of New York, as Depositary, in respect of voting at the NYNEX CableComms US Special Meeting) must arrange with the seller or transferor to receive a validly executed assignment of proxy from the holder of record on the Record Date of such NYNEX CableComms Units or NYNEX CableComms ADSs.

3. BOTH of the proxy cards should be completed, signed, dated and returned to The Royal Bank of Scotland Plc, Registrars Department, PO Box 82, Caxton House, Redcliffe Way, Bristol BS99 7YA, United Kingdom, together with any power of attorney or other authority under which it is signed (or a notarially certified copy of such power or authority), not less than 48 hours before the time of the Meetings. Appointment of a proxy (other than an assignment of proxy with respect to NYNEX CableComms US Shares of Common Stock described in Note 2) will not prevent a holder of NYNEX CableComms Units from attending and voting in person at the Meetings.

    THE FOREGOING RESOLUTIONS ARE BEING PROPOSED IN CONNECTION WITH THE TRANSACTIONS DESCRIBED IN THE OFFERS TO PURCHASE/PROSPECTUS. SHAREHOLDER APPROVAL OF SUCH RESOLUTIONS IS NOT A CONDITION TO ANY OF THE OFFERS DESCRIBED IN THE OFFERS TO PURCHASE/PROSPECTUS. SHAREHOLDERS OF NYNEX CABLECOMMS UK AND NYNEX CABLECOMMS US ARE URGED TO READ THE OFFERS TO PURCHASE/PROSPECTUS AND THE
SCHEDULE 14D-9 ACCOMPANYING THIS NOTICE OF MEETINGS AND THE PROXY STATEMENT.

                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                PRELIMINARY COPY

           NYNEX CABLECOMMS GROUP PLC AND NYNEX CABLECOMMS GROUP INC.
   THE TOLWORTH TOWER, EWELL ROAD, SURBITON, SURREY, KT6 7ED, UNITED KINGDOM

                                PROXY STATEMENT

    This proxy statement (the "Proxy Statement") and the accompanying proxy voting instruction cards ("Proxy Cards") are being mailed on or about March 27, 1997 to holders of Units ("NYNEX CableComms Units"), each NYNEX CableComms Unit representing one Ordinary Share ("NYNEX CableComms UK Ordinary Share") of NYNEX CableComms Group PLC ("NYNEX CableComms UK") and one share of Common Stock ("NYNEX CableComms US Share of Common Stock") of NYNEX CableComms Group Inc. ("NYNEX CableComms US" and, together with NYNEX CableComms UK, the "Companies") in connection with the solicitation of proxies (or obtaining of shareholder votes) by the Boards of Directors of the Companies for the Extraordinary General Meeting of members of NYNEX CableComms UK (the "NYNEX CableComms UK Extraordinary Meeting") and a Special Meeting of Shareholders of NYNEX CableComms US (the "NYNEX CableComms US Special Meeting"), (such meetings sometimes being hereinafter referred to, individually, as a "Meeting" and, collectively, as the "Meetings"), each to be held on April 24, 1997 at the times and place and for the purposes specified in the accompanying Notice of Meetings. This proxy procedure is necessary because many of the shareholders of the Companies will not be able to attend the Meetings. Proxies are solicited (or votes by proxy are sought) to give all shareholders an opportunity to vote. Shares can be voted at the Meetings only if the shareholder is represented by proxy or is present in person (see "Voting of Shares", below).

    To be effective the Proxy Cards should be received at the office of The Royal Bank of Scotland Plc, Registrars Department, PO Box 82, Caxton House, Redcliffe Way, Bristol BS99 7YA, United Kingdom not less than 48 hours before the time of the respective Meetings.

    When Proxy Cards are returned properly signed, the NYNEX CableComms Units represented will be voted in accordance with the shareholders' directions. Votes will be tallied by The Royal Bank of Scotland, the Registrar for the NYNEX CableComms Units. Contrary to the usual practice in the US, the listing rules of the London Stock Exchange require that Proxy Cards (1) provide a space for shareholders to insert the name of their own proxy in place of the proxy designated by the Boards of Directors of the Companies and (2) state that in the absence of specific voting instructions as to a particular matter, such proxy will vote or abstain at his/her discretion. Thus, if the Proxy Cards are returned duly signed and appointing a proxy other than Mr. Blackburn, Ms. Davis, and Mr. McConville, or, failing any of them, the chairman of the meeting, but without an indication as to how the proxy must vote on a particular resolution, in accordance with such listing rules of the London Stock Exchange the proxy will vote or abstain at his/her discretion. If Mr. Blackburn, Ms. Davis, and Mr. McConville, or, failing any of them, the chairman of the meeting is appointed as proxy, he/she will vote for the resolutions specified as Items 1 and 2 on the blue Proxy Card at the NYNEX CableComms UK Extraordinary Meeting and for the resolutions specified as Items 1, 2 and 3 on the grey Proxy Card at the NYNEX CableComms US Special Meeting, in accordance with the recommendation of the Boards of Directors of the Companies and on any other business before the Meetings with all the powers the shareholders would possess if personally present; PROVIDED, HOWEVER, that no proxy that is voted against Item 1 on the blue Proxy Card or against either of Item 1 or Item 2 on the grey Proxy Card will be voted in favor of Item 2 on the blue Proxy Card or Item 3 on the grey Proxy Card, respectively (if there is no indication as to how the proxy is to vote on Item 2 on the blue Proxy Card or Item 3 on the grey Proxy Card). Proxies voted in favor of Item 1 on the blue Proxy Card or in favor of Item 1 and Item 2 on the grey Proxy Card and proxies returned without indication as to how the proxy is to vote on such resolutions, but in any case without an indication as to how such proxy is to vote on Item 2 on the blue Proxy Card or Item 3 on the grey Proxy Card, will be voted in favor of such Item.

    YOUR VOTE IS IMPORTANT. ACCORDINGLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS, YOU ARE URGED TO SIGN, DATE AND RETURN BOTH OF THE ACCOMPANYING PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. IF YOU DO ATTEND, YOU MAY VOTE AT THE MEETINGS THEREBY CANCELING ANY PROXY VOTE PREVIOUSLY GIVEN, EXCEPT THAT, IF YOU HAVE EXECUTED AN IRREVOCABLE ASSIGNMENT OF PROXY WITH RESPECT TO

NYNEX CABLECOMMS US SHARES OF COMMON STOCK, YOU MAY NOT ATTEND OR VOTE AT THE NYNEX CABLECOMMS US SPECIAL MEETING.

    THE MEETINGS ARE BEING HELD IN CONNECTION WITH THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING OFFERS TO PURCHASE/PROSPECTUS OF CABLE & WIRELESS COMMUNICATIONS PLC DATED MARCH 21, 1997 (THE "OFFERS TO PURCHASE/PROSPECTUS"). SHAREHOLDER APPROVAL OF SUCH RESOLUTIONS IS NOT A CONDITION TO ANY OF THE OFFERS DESCRIBED IN THE OFFERS TO PURCHASE/PROSPECTUS. SHAREHOLDERS OF THE COMPANIES ARE URGED TO READ THE ACCOMPANYING OFFERS TO PURCHASE/PROSPECTUS AND THE COMPANIES' SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 DATED MARCH 24, 1997 (THE "SCHEDULE 14D-9").

                                VOTING OF SHARES

    The only securities of NYNEX CableComms UK entitled to be voted at the NYNEX CableComms UK Extraordinary Meeting are NYNEX CableComms UK Ordinary Shares, and at that Meeting only members of NYNEX CableComms UK registered on the register of members of NYNEX CableComms UK on the date of that Meeting are entitled to vote. The only securities of NYNEX CableComms US entitled to be voted at the NYNEX CableComms US Special Meeting are NYNEX CableComms US Shares of Common Stock, and at that Meeting only holders of record at the close of business on March 21, 1997 (the "Record Date") are entitled to vote. Holders of American Depositary Shares ("NYNEX CableComms ADSs"), each representing ten NYNEX CableComms Units, may instruct The Bank of New York, as depositary for the NYNEX CableComms ADSs (the "Depositary") under the Deposit Agreement dated as of June 8, 1995 (the "Deposit Agreement"), in respect of voting in accordance with procedures established by the Depositary pursuant to the Deposit Agreement. Holders of NYNEX CableComms Units or NYNEX CableComms ADSs whose purchase or transfer settles after the Record Date and who wish to attend and/or vote at the NYNEX CableComms US Special Meeting (or, in respect of NYNEX CableComms ADSs, to instruct the Depositary in respect of voting at the NYNEX CableComms US Special Meeting) must arrange with the seller or transferor to receive a validly executed assignment of proxy from the holder of record on the Record Date of NYNEX CableComms US Shares of Common Stock comprising part of such NYNEX CableComms Units or NYNEX CableComms ADSs.

    On a show of hands every shareholder of NYNEX CableComms UK who is present in person at the NYNEX CableComms UK Extraordinary Meeting shall have one vote and on a poll every shareholder of NYNEX CableComms UK who is present in person or by proxy shall have one vote for every NYNEX CableComms UK Ordinary Share of which he or she is the holder. Holders of NYNEX CableComms US Shares of Common Stock are entitled to one vote per share. With respect to NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock represented by NYNEX CableComms ADSs, broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise his discretionary authority with respect thereto) will be considered as present at the Meetings but not entitled to vote with respect to a particular matter and will have the same effect on the vote as abstentions. See "Voting of Shares -- NYNEX CableComms UK" and "Voting of Shares -- NYNEX CableComms US" below.

    A shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meetings by submitting a written revocation to the Companies, by the delivery of a later dated proxy duly received within the time period specified above for delivery of proxies or by attending the Meetings and voting at the Meetings. Holders of NYNEX CableComms ADSs may revoke voting instructions to the Depositary only in accordance with the procedures established by the Depositary pursuant to the Deposit Agreement. A shareholder executing an assignment of proxy to a transferee of such shareholder's NYNEX CableComms Units will have granted, with respect to NYNEX CableComms US Shares of Common Stock, an irrevocable proxy coupled with an interest and may not revoke such assignment of proxy.

    On March 20, 1997, there were 925,976,934 NYNEX CableComms UK Ordinary Shares and 925,976,934 NYNEX CableComms US Shares of Common Stock outstanding comprising 925,976,934 NYNEX CableComms Units.

VOTING OF SHARES -- NYNEX CABLECOMMS UK

    Pursuant to the Companies Act 1985 of Great Britain, as amended (the "Companies Act"), and Article 7 of the Articles of Association of NYNEX CableComms UK (the "NYNEX CableComms UK Articles"), in order for the resolution specified as Item 1 on the blue Proxy Card (the "UK De-Stapling Resolution") to be adopted, it must receive the affirmative vote of the holders of not less than 75% of the NYNEX CableComms UK Ordinary Shares cast for or against the UK De-stapling Resolution by members who, being present in person or by proxy and entitled to vote on the UK De-stapling Resolution, do vote (a quorum being two or more holders of not less than one-third in nominal value of the issued NYNEX CableComms UK Ordinary Shares present in person or by proxy). With respect to the UK De-stapling Resolution, abstentions will not be included in the vote totals and, therefore, will have no effect on the vote.

    Pursuant to the Companies Act and the NYNEX CableComms UK Articles, in order for the resolution specified as Item 2 on the blue Proxy Card (the "UK Adjournment Resolution") to be adopted, it must receive the affirmative vote of the holders of not less than a majority of the NYNEX CableComms UK Ordinary Shares cast for or against the UK Adjournment Resolution by members who, being present in person or by proxy and entitled to vote on the UK Adjournment Resolution, do vote (a quorum being two or more holders of NYNEX CableComms UK Ordinary Shares present in person or by proxy). With respect to the UK Adjournment Resolution, abstentions will not be included in the vote totals and, therefore, will have no effect on the vote.

    As of the Record Date, NYNEX Corporation ("NYNEX") owned, indirectly, approximately 67% of the outstanding NYNEX CableComms UK Ordinary Shares. NYNEX has agreed with the Companies that it will cause to be voted all of its NYNEX CableComms UK Ordinary Shares in favor of the UK De-stapling Resolution and the UK Adjournment Resolution.

VOTING OF SHARES -- NYNEX CABLECOMMS US

    In order for the resolution specified as Item 1 on the grey Proxy Card (the "US De-stapling Resolution") to be adopted, it must receive the affirmative vote of the holders of not less than the greater of (i) a majority of all outstanding NYNEX CableComms US Shares of Common Stock and (ii) 75% of the NYNEX CableComms US Shares of Common Stock cast for or against the US De-stapling Resolution, a quorum being present in person or by proxy (see "Quorum", below). With respect to the US De-stapling Resolution, abstentions will have the effect of a negative vote for the vote described in clause (i) above and will have no effect on the vote described in clause (ii) above.

    In order for the resolution specified as Item 2 on the grey Proxy Card (the "Merger Resolution") to be adopted, it must receive both (i) for purposes of
Section 251 of the Delaware General Corporation Law (the "DGCL") and the NYNEX CableComms US Restated Certificate of Incorporation (the "NYNEX CableComms US Certificate"), the affirmative vote of the holders of not less than (A) a majority of all outstanding NYNEX CableComms US Shares of Common Stock and (B) 75% of the NYNEX CableComms US Shares of Common Stock cast for or against the Merger Resolution, a quorum being present, and (ii) for purposes of Section 203 of the DGCL, the affirmative vote of shares representing at least 66 2/3% in voting power of the outstanding NYNEX CableComms US Shares of Common Stock, a quorum being present, excluding any votes of NYNEX CableComms US Shares of Common Stock owned, directly or indirectly, by NYNEX, CWC, Bell Atlantic Corporation ("Bell Atlantic") or any of their affiliates. With respect to the Merger Resolution, abstentions will have the effect of a negative vote both for the vote for purposes of Section 251 of the DGCL described in clause (i)(A) above and for the vote for purposes of Section 203 of the DGCL described in clause (ii) above and will have no effect on the vote for purposes of the NYNEX CableComms US Certificate described in clause (i)(B) above.

    Pursuant to the By-laws of NYNEX CableComms US, in order for the resolution specified as Item 3 on the grey Proxy Card (the "US Adjournment Resolution") to be adopted, it must receive the affirmative vote of the holders of not less than a majority of the NYNEX CableComms US Shares of Common Stock voting either for or against the US Adjournment Resolution in person or by proxy at the NYNEX CableComms US Special Meeting (a quorum being present in person or by proxy). With respect to the US Adjournment Resolution, abstentions will be included in the total number of shares present and, therefore, will have the effect of a negative vote.

    As of the Record Date, NYNEX owned, indirectly, approximately 67% of the outstanding NYNEX CableComms US Shares of Common Stock. NYNEX has agreed with the Companies that it will vote all of its NYNEX CableComms US Shares of Common Stock in favor of the US De-stapling Resolution, the Merger Resolution (such vote on the Merger Resolution, however, will not be counted for purposes of
Section 203 of the DGCL) and the US Adjournment Resolution.

                                     QUORUM

    Pursuant to Articles 7 and 59 of the NYNEX CableComms UK Articles, the presence in person or by proxy at the NYNEX CableComms UK Extraordinary Meeting of two or more holders of not less than one-third in nominal value of the issued NYNEX CableComms UK Ordinary Shares shall constitute a quorum, and at any adjourned NYNEX CableComms UK Extraordinary Meeting, two shareholders present in person or by proxy (whatever the number of shares held by such persons) shall constitute a quorum. The presence, in person or by proxy, of the holders of one-third of the NYNEX CableComms US Shares of Common Stock entitled to vote at the NYNEX CableComms US Special Meeting shall constitute a quorum for the transaction of business. In the absence of a quorum at the time the NYNEX CableComms US Special Meeting is convened, the holders of record of NYNEX CableComms US present in person or by proxy may vote to adjourn the NYNEX CableComms US Special Meeting from time to time until a quorum is obtained. The presence, in person or by proxy, of the NYNEX CableComms US Shares of Common Stock owned, indirectly, by NYNEX is sufficient to assure a quorum at the NYNEX CableComms US Special Meeting.

                                  ADJOURNMENT

    Pursuant to Article 63(B) of the NYNEX CableComms UK Articles, the chairman of the NYNEX CableComms UK Extraordinary Meeting may, with the consent of the NYNEX CableComms UK Extraordinary Meeting at which a quorum is present (and shall if so directed by the NYNEX CableComms UK Extraordinary Meeting), adjourn the NYNEX CableComms UK Extraordinary Meeting from time to time and from place to place. No business shall be transacted at any such adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place. Except for an adjournment for three months or more (which requires that notice be given as in the case of an original meeting), no notice of any adjourned Meeting or the business to be transacted at such adjourned Meeting is required.

    Pursuant to the By-Laws of NYNEX CableComms US, where a quorum is present, the NYNEX CableComms US Special Meeting may be adjourned to another time or place by a majority vote of the shareholders either voting for or against such adjournment present at the NYNEX CableComms Special Meeting. Unless the Board of Directors of NYNEX CableComms US fixes a new record date, shareholders of record for the adjourned Meeting will be shareholders on the Record Date. If the adjournment is for more than 30 days or if after adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting will be given to each holder of record entitled to vote at the adjourned Meeting. At such adjourned Meeting, provided that a quorum is present, any business may be transacted that might have been transacted at the Meeting as originally called.

    The respective Boards of Directors of NYNEX CableComms UK and NYNEX CableComms US have proposed the UK Adjournment Resolution and the US Adjournment Resolution so as to adjourn the NYNEX CableComms UK Extraordinary Meeting and the NYNEX CableComms US Special Meeting, respectively, if the Chairman of the relevant meeting has determined that an insufficient number of the votes required to approve the UK De-stapling Resolution, and the US De-stapling Resolution or the Merger Resolution, respectively. See "Adjournment of the NYNEX CableComms UK Extraordinary Meeting" and "Adjournment of the NYNEX CableComms US Special Meeting".

              CERTAIN CONSIDERATIONS RELATING TO THE TRANSACTIONS

    IN CONNECTION WITH THE NYNEX CABLECOMMS OFFERS, SHAREHOLDERS OF NYNEX CABLECOMMS UK AND NYNEX CABLECOMMS US ARE URGED TO READ THE OFFERS TO PURCHASE/PROSPECTUS ACCOMPANYING THIS PROXY STATEMENT AND THE SCHEDULE 14D-9. REFERENCE IS MADE IN THIS PROXY STATEMENT TO CERTAIN SECTIONS OF THE OFFERS TO PURCHASE/PROSPECTUS. THE COMPANIES HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN SUCH SECTIONS, EXCEPT TO THE EXTENT IT RELATES TO THE COMPANIES AND THEIR SUBSIDIARIES (TOGETHER, "NYNEX CABLECOMMS") SPECIFICALLY OR TO THE COMPANIES' SHARE CAPITAL OR SHAREHOLDERS' RIGHTS PERTAINING THERETO. FOR A DISCUSSION OF THE RESPONSIBILITY UNDER THE CITY CODE ON TAKEOVERS AND MERGERS IN THE UNITED KINGDOM (THE "CITY CODE") OF THE DIRECTORS OF THE COMPANIES FOR INFORMATION CONTAINED IN THIS PROXY STATEMENT, SEE "OTHER INFORMATION" BELOW.

BACKGROUND OF THE TRANSACTIONS

    The Offers to Purchase/Prospectus states that, as announced on October 22, 1996, Cable and Wireless plc ("C&W"), Bell Canada International Inc. ("BCI") and NYNEX have entered into an agreement (the "Transaction Agreement") under which they agreed, subject to the satisfaction of certain conditions precedent, to combine Mercury Communications Limited ("Mercury"), Bell Cablemedia plc ("BCM") (as enlarged by BCM's acquisition of Videotron Holdings Plc) and the Companies under the ownership of a newly formed holding company to be called "Cable & Wireless Communications plc" ("CWC"). As set forth in the Offers to Purchase/Prospectus, CWC has offered to purchase all the outstanding NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs) in exchange for Ordinary Shares of 50p of CWC ("CWC Ordinary Shares") or American Depositary Shares representing CWC Ordinary Shares ("CWC ADSs"). The Offers to Purchase/Prospectus further states that, if all the transactions described in the Offer to Purchase/Prospectus are consummated, NYNEX CableComms will become a wholly-owned subsidiary of CWC; C&W, NYNEX and BCI will own, directly or indirectly, approximately 52.6%, 18.5% and 14.2%, respectively, of the issued share capital of CWC; and the public shareholders of CWC will own approximately 14.7%.

    For additional information on the background of the transactions contemplated by the Transaction Agreement, see "Part I -- The Offers -- Certain Considerations --Background to the Offers" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement. For additional information on the background of the Companies' consideration of such transactions and the recommendations to shareholders to accept the NYNEX CableComms Offers, see "Item 4 -- The Solicitation or Recommendation" in the
Schedule 14D-9, which is incorporated herein by reference.

THE NYNEX CABLECOMMS OFFERS

    The Offers to Purchase/Prospectus states that CWC has offered to purchase, upon the terms and subject to the conditions set out in the Offers to Purchase/Prospectus and the accompanying Letter of Transmittal (including the Notice of Guaranteed Delivery) and/or Form of Acceptance (i) all NYNEX CableComms UK Ordinary Shares (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs) for 0.330714 of a CWC Ordinary Share per NYNEX CableComms UK Ordinary Share (the "NYNEX CableComms UK Offer") and (ii) all NYNEX CableComms US Shares of Common Stock (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs) for 0.036746 of a CWC Ordinary Share per NYNEX CableComms US Share of Common Stock (the "NYNEX CableComms US Offer") (equivalent to 0.36746 of a CWC Ordinary Share per NYNEX CableComms Unit and 3.6746 of a CWC Ordinary Share per NYNEX CableComms ADS). (The NYNEX CableComms UK Offer and the NYNEX CableComms US Offer are collectively referred to as the "NYNEX CableComms Offers".)

    The Offers to Purchase/Prospectus states that the subsidiary of NYNEX that holds the 67% interest in the Companies has given an irrevocable undertaking to accept the NYNEX CableComms Offers in respect of its 67% shareholdings in the Companies and that, pursuant to the terms of the Transaction Agreement, and upon the Offers (as defined in the Offers to Purchase/Prospectus) becoming or being declared unconditional, CWC will acquire from NYNEX its indirect minority interests (including those acquired by NYNEX from certain third parties) in the cable TV and telephony operations controlled by NYNEX CableComms in exchange for CWC Ordinary Shares representing approximately 3.317% of the issued ordinary share capital of CWC on a fully diluted basis.

    For a more complete description of the NYNEX CableComms Offers, see "Part I -- The Offers" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

THE COMPULSORY ACQUISITION AND THE MERGER

    All the NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock presently comprise NYNEX CableComms Units and cannot, absent the removal or disapplication of restrictions on their transfer or other dealings, separately or other than together as a unit ("De-stapling"), be traded, transferred, delivered or otherwise dealt with separately.

    The Offers to Purchase/Prospectus states that if, on or before July 27, 1997, as a result of the NYNEX CableComms Offers or otherwise, CWC acquires or contracts to acquire NYNEX CableComms UK Ordinary Shares (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs) representing at least 90% of NYNEX CableComms UK Ordinary Shares (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs) to which the NYNEX CableComms UK Offer relates, then (i) CWC will be entitled and intends to effect a compulsory acquisition (the "Compulsory Acquisition") to compel the purchase of the remainder of the outstanding NYNEX CableComms UK Ordinary Shares (including those represented by NYNEX CableComms ADSs) on the same terms as those offered in the NYNEX CableComms UK Offer in accordance with Sections 428 -- 430F of the Companies Act, and/or (ii) a holder of NYNEX CableComms UK Ordinary Shares (including those represented by NYNEX CableComms ADSs) may require CWC to purchase his or her NYNEX CableComms UK Ordinary Shares on the same terms as those offered in the NYNEX CableComms UK Offer in accordance with Sections 430A and 430B of the Companies Act. The acquisition of NYNEX CableComms UK Ordinary Shares under the Compulsory Acquisition procedures of the Companies Act will not, however, be possible unless the UK De-stapling Resolution and the US De-stapling Resolution have been duly adopted and the respective Boards of Directors of the Companies have taken such action as is necessary to effect the De-stapling of the appropriate NYNEX CableComms UK Ordinary Shares and the NYNEX CableComms US Shares of Common Stock.

    The Offers to Purchase/Prospectus states that, subject to the requisite approval of NYNEX CableComms US shareholders at the NYNEX CableComms US Special Meeting, CWC intends to become the owner of 100% of the outstanding NYNEX CableComms US Shares of Common Stock by means of a merger (the "Merger") of Cable & Wireless Communications Delaware Inc., a wholly-owned Delaware subsidiary of CWC ("Merger Sub"), with and into NYNEX CableComms US, pursuant and subject to Section 251 of the DGCL. The Offers to Purchase/Prospectus also states that, in the Merger, NYNEX CableComms US Shares of Common Stock (other than NYNEX CableComms US Shares of Common Stock held by NYNEX CableComms US as treasury shares or by its subsidiaries or by CWC and other than NYNEX CableComms US Shares of Common Stock for which appraisal rights, if any, have been properly asserted under Section 262 of the DGCL ("Dissenting Shares"), including those represented by NYNEX CableComms ADSs, will be converted into the right to receive the same number of CWC Ordinary Shares as such holder of NYNEX CableComms US Shares of Common Stock would have received in the NYNEX CableComms US Offer with respect to its NYNEX CableComms US Shares of Common Stock. The Offers to Purchase/Prospectus states that NYNEX CableComms US Shares of Common Stock held by

NYNEX CableComms US as treasury shares, or by its subsidiaries will be canceled in the Merger, and NYNEX CableComms US Shares of Common Stock held by CWC will remain unchanged and outstanding (as a result of CWC's agreement to forego the conversion of its shares of Merger Sub into shares of the surviving corporation). The Merger is, however, subject to the Merger Resolution having been approved by the requisite votes which are being solicited (or sought to be obtained) by this Proxy Statement and the respective Boards of Directors of the Companies having taken action to permit the De-stapling of the appropriate NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock.

    For a more complete description of the Merger, see "Approval and Adoption of the Merger Agreement and the Merger -- Terms of the Merger Agreement", below.

    All the issued and outstanding NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock are currently "stapled" as NYNEX CableComms Units pursuant to the provisions of the NYNEX CableComms UK Articles and the NYNEX CableComms US Certificate requiring that NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock be transferred or otherwise dealt with together as a NYNEX CableComms Unit. The proposed amendments to the NYNEX CableComms UK Articles and the NYNEX CableComms US Certificate are being sought to permit the respective Boards of Directors to effect the De-stapling of a certain number of NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock comprising NYNEX CableComms Units in order for (i) the Compulsory Acquisition procedures of
Section 428 -- 430F of the Companies Act to be applied by CWC with respect to NYNEX CableComms UK Ordinary Shares, (ii) the Merger of NYNEX CableComms US to occur and (iii) CWC to acquire those NYNEX CableComms UK Ordinary Shares for which acceptances of only the NYNEX CableComms UK Offer have been received and those NYNEX CableComms US Shares of Common Stock for which acceptances of only the NYNEX CableComms US Offer have been received.

    The "stapling" of the NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock permits the treatment of NYNEX CableComms UK as a US corporation for US federal income tax purposes which allows NYNEX CableComms to avoid recognition of certain taxable gains. In order to continue this treatment of NYNEX CableComms UK as a US corporation, more than 50 per cent. of the NYNEX CableComms UK Ordinary Shares must remain "stapled" to NYNEX CableComms US Shares of Common Stock. In order for CWC to effect the Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares pursuant to the Companies Act, CWC must acquire or contract to acquire at least 90 per cent. of the NYNEX CableComms UK Ordinary Shares (comprising NYNEX CableComms Units, including NYNEX CableComms Units represented by NYNEX CableComms ADSs). The respective Boards of Directors of NYNEX CableComms UK and NYNEX CableComms US have determined that the De-stapling (when aggregated with those NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock previously De-stapled) of up to 20% of the NYNEX CableComms UK Ordinary Shares and 20% of the NYNEX CableComms US Shares of Common Stock outstanding would be sufficient for the purposes of (i) effecting the Compulsory Acquisition of up to 10% of the NYNEX CableComms UK Ordinary Shares (assuming CWC effects the Compulsory Acquisition), (ii) effecting the Merger of NYNEX CableComms US and (iii) permitting CWC to acquire those NYNEX CableComms UK Ordinary Shares for which acceptances of only the NYNEX CableComms UK Offer have been received and those NYNEX CableComms US Shares of Common Stock for which acceptances of only the NYNEX CableComms US Offer have been received.

APPRAISAL RIGHTS

    NYNEX CableComms US shareholders do not have appraisal rights as a result of the NYNEX CableComms Offers. In connection with the Merger, the Board of Directors of NYNEX CableComms US has been advised that if there are at least 2,000 holders of record of NYNEX CableComms US Shares of

Common Stock on the Record Date, NYNEX CableComms US shareholders will not have the right to dissent and demand an appraisal of NYNEX CableComms US Shares of Common Stock in accordance with Section 262 of the DGCL. As of March 21, 1997, the number of holders of record of NYNEX CableComms Units was approximately 4,948. The Board of Directors of NYNEX CableComms US has also been advised that, if there are fewer than 2,000 holders of record on the Record Date, appraisal rights would be available only if NYNEX CableComms ADSs which are quoted on the Nasdaq National Market do not fall within the definition of "depository receipts", as defined in Section 262 of the DGCL. Because the NYNEX CableComms ADSs represent NYNEX CableComms UK Ordinary Shares, as well as the NYNEX CableComms US Shares of Common Stock, it is not free from doubt that this definition would be applicable. For purposes of Section 262 of the DGCL, this Proxy Statement shall constitute notice to the record holders of NYNEX CableComms US Shares of Common Stock that appraisal rights may be available.

    For a more complete description of the appraisal rights of NYNEX CableComms US shareholders, see "Part I -- Certain Considerations -- The Compulsory Acquisitions; the Squeeze-Out Merger; Appraisal Rights" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement. A copy of Section 262 is set forth as Appendix VII to the Offers to Purchase/Prospectus accompanying this Proxy Statement.

    NYNEX CableComms UK shareholders do not have appraisal rights with respect to the NYNEX CableComms Offers or the Compulsory Acquisition. In the event that the Compulsory Acquisition can be effected by CWC, however, NYNEX CableComms UK shareholders whose NYNEX CableComms UK Ordinary Shares (including those represented by NYNEX CableComms ADSs) have not been purchased pursuant to the NYNEX CableComms UK Offer will be entitled to certain rights under the Companies Act, as set forth in Appendix VI to the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                  SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

    The following table sets forth, as of January 31, 1997, certain information regarding the beneficial ownership (as defined in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of NYNEX CableComms Units by the owners of 5% or more of NYNEX CableComms Units.

                                                                                   AMOUNT AND NATURE
                                                                                     OF BENEFICIAL      PERCENT OF
TITLE OF CLASS      NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNERSHIP           CLASS
------------------  -------------------------------------------------------------  ------------------  -------------
NYNEX CableComms    NYNEX Corporation                                                   620,000,000           67.0
Units               1095 Avenue of the Americas,
                    New York, New York 10036, USA

NYNEX CableComms    Mercury Asset Management Group Plc                                   65,295,000            7.1
Units               33 King William Street
                    London, EC4R 9AS, United Kingdom

    Pursuant to the NYNEX CableComms UK Articles and the NYNEX CableComms US Certificate, NYNEX has the right to appoint a number of Directors ("NYNEX Appointees") to each of the Boards of the Companies based on the percentage voting power of, in the case of the NYNEX CableComms UK, all issued NYNEX CableComms UK Ordinary Shares and, in the case of the NYNEX CableComms US, all outstanding NYNEX CableComms US Shares of Common Stock, directly or indirectly controlled by NYNEX. In addition, NYNEX has the right to remove and replace the NYNEX Appointees and such NYNEX Appointees do not stand for election by the shareholders. NYNEX currently has indirect control of approximately 67% of the outstanding NYNEX CableComms Units (comprising equal percentages of the issued NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock) and, therefore, in accordance with the NYNEX CableComms UK Articles and the NYNEX

CableComms US Certificate, NYNEX is currently entitled to appoint four of the nine current Directors of each of the Boards. Control over the appointment of four Directors in effect gives NYNEX, through the vote of such Directors, a veto power with respect to any actions by the Boards that require the approval of a two-thirds vote of the Directors. This two-thirds vote requirement applies to certain important acts of the Boards, such as the acquisition or disposal of any business outside the ordinary course of business, the approval of the annual budget, the approval of borrowings above L10 million, the appointment of any new Director (other than NYNEX Appointees) to fill a vacancy and the appointment and removal of certain Executive directors.

    NYNEX has the right to vote with the other shareholders in the election of Directors for each of the remaining seats on each Board. Because NYNEX owns a majority of the outstanding NYNEX CableComms Units, NYNEX has sufficient voting power to elect Directors to all of the remaining seats. However, the London Stock Exchange requires, and the constitutional documents of the Companies provide, that at all times a majority of the Directors must be independent of NYNEX ("Independent Directors"). In a relationship agreement with the Companies (the "NYNEX Relationship Agreement"), NYNEX has, among other things, confirmed its intention to vote the NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock beneficially owned by it in a manner to ensure, so far as it is able by the exercise of such voting rights, that a majority of each Board is composed of Independent Directors for London Stock Exchange purposes.

    Currently the Boards of the Companies each consist of four NYNEX Appointees and five Independent Directors.

    Upon the Offers (as defined in the accompanying Offers to Purchase/Prospectus) becoming or being declared unconditional, (i) CWC will acquire all of NYNEX's NYNEX CableComms Units and as a result, pursuant to the NYNEX CableComms UK Articles and the NYNEX CableComms US Certificate, all NYNEX Appointees will be required to vacate immediately their positions on the respective Boards of Directors of the Companies and (ii) pursuant to a Shareholders Agreement among C&W, BCI, BCM Holdco Limited, Bell Canada International Holdings Limited, NYNEX and CWC, the NYNEX Relationship Agreement between NYNEX and the Companies will be terminated.

    Shareholdings of the Companies' Directors and Executive directors can be found below.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    Certain members of senior management of the Companies have the title "Executive director" which, under UK practice, is generally equivalent to that of an executive officer under US practice and does not connote a position on the Boards of Directors.

THE COMPANIES

    The following table sets forth, as of January 31, 1997, beneficial ownership (as defined in Rule 13d-3(d)(1) under the Exchange Act) of NYNEX CableComms Units by each Director, each named Executive director and all Directors and Executive directors (as a group), including NYNEX CableComms Units of which they had the right within 60 days to acquire beneficial ownership pursuant to the exercise of options to purchase NYNEX CableComms Units.

                                                                                   AMOUNT AND NATURE
                                                                                     OF BENEFICIAL      PERCENT OF
TITLE OF CLASS                       NAME OF BENEFICIAL OWNER                          OWNERSHIP         CLASS(1)
---------------  ----------------------------------------------------------------  ------------------  -------------
NYNEX            Robert Anderson -- Director                                                  -0-              -0-
CableComms       Richard Blackburn -- Director                                                -0-              -0-
Units            Jeffrey Bowden -- Director                                                   -0-              -0-
                 Sir Bryan Carsberg -- Director                                               -0-              -0-
                 Sir Michael Checkland -- Director                                            -0-              -0-
                 John Killian -- President and Chief Executive Officer, Director          191,692                *
                 Nicholas Mearing-Smith -- Chief Financial Officer, Director(2)           418,955                *
                 Melvin Meskin -- Director                                                    -0-              -0-
                 John Rennocks -- Director                                                    -0-              -0-
                 Edward Hatch -- Executive director --Merger Planning                         -0-              -0-
                 Paul Repp -- Chief Legal and Regulatory Officer and Company                  -0-              -0-
                   Secretary
                 Michael Schieck--Executive director -- Customer Operations                   -0-              -0-
                   Support
                 All Directors and Executive directors (as a group)                       610,647                *

------------------------

(1) An interest of less than 1% is represented by an asterisk.

(2) Mr. Mearing-Smith delegated his duties as Chief Financial Officer of the Companies effective January 30, 1997, but remains as a Director of the Companies.

NYNEX

    The following table sets forth as of January 31, 1997, for each Director, each named Executive director and all Directors and Executive directors (as a group), their beneficial ownership (as defined in Rule 13d-3(d)(1) under the Exchange Act) of shares of Common Stock of NYNEX, including shares of Common Stock of NYNEX which they had the right within 60 days to acquire pursuant to the exercise of options granted by NYNEX, plus the number of shares of Common Stock of NYNEX held on January 31, 1997 by the trustee of the NYNEX Corporation Savings Plan for Salaried Employees ("Savings Plan") for their accounts.

                                                                                   AMOUNT AND NATURE
                                                                                     OF BENEFICIAL      PERCENT OF
   TITLE OF CLASS                       NAME OF BENEFICIAL OWNER                    OWNERSHIP(1)(2)      CLASS(3)
---------------------  ----------------------------------------------------------  ------------------  -------------
Common Stock           Robert Anderson -- Director                                         52,365                *
                       Richard Blackburn -- Director                                       74,887                *
                       Jeffrey Bowden -- Director                                          84,078                *
                       Sir Bryan Carsberg -- Director                                         -0-              -0-
                       Sir Michael Checkland -- Director                                      -0-              -0-
                       John Killian -- President and Chief Executive Officer,              18,745                *
                         Director
                       Nicholas Mearing-Smith -- Chief Financial Officer,                     -0-              -0-
                         Director (4)
                       Melvin Meskin -- Director                                           70,593                *
                       John Rennocks -- Director                                              -0-              -0-
                       Edward Hatch -- Executive director --Merger Planning                 2,911                *
                       Paul Repp -- Chief Legal and Regulatory Officer and                  4,139                *
                         Company Secretary
                       Michael Schieck -- Executive director -- Customer                    1,615                *
                         Operations Support
                       All Directors and Executive directors (as a group)                 314,020                *

------------------------

(1) The number of shares held in the Savings Plan included in the numbers shown above are as follows: Richard Blackburn, 12,348; John Killian, 2,848; Robert Anderson, 1,178; Jeffrey Bowden, 323; Melvin Meskin, 1,192; Paul Repp, 1,205; Michael Schieck, 735; and Edward Hatch, 975. The number of shares of restricted stock granted under the NYNEX 1987 Restricted Stock Award Plan included in the numbers shown above are as follows: Richard Blackburn, 6,571; John Killian, 3,635; Robert Anderson, 3,895; Jeffrey Bowden, 5,866; and Melvin Meskin, 5,624. (These shares include dividends that have been reinvested in additional restricted shares.)

(2) The numbers of shares of which the named persons had the right within 60 days to acquire beneficial ownership pursuant to the exercise of options granted by NYNEX included in the numbers shown above are as follows: Richard Blackburn, 47,118; John Killian, 9,597; Robert Anderson, 43,991; Jeffrey Bowden, 66,157; Melvin Meskin, 59,338; Paul Repp, 2,844; Michael Schieck, 840; and Edward Hatch, 1,680. In addition, at the time of the completion of the proposed merger of NYNEX and Bell Atlantic, while not exercisable within 60 days, stock options for the following number of shares will become exercisable for the following persons and for all Executive directors as a group: Richard Blackburn, 113,519; Robert Anderson, 52,784; Jeffrey Bowden, 115,576; Mel Meskin, 63,906; Paul Repp, 12,641; Michael Schieck, 560; Edward Hatch, 560; and all Executive directors as a group, 360,906.

(3) An interest of less than 1% is represented by an asterisk.

(4) Mr. Mearing-Smith delegated his duties as Chief Financial Officer of the Companies effective January 30, 1997, but remains as a Director of the Companies.

    NYNEX has entered into an Amended and Restated Agreement and Plan of Merger dated as of April 21, 1996, as amended as of July 2, 1996, with Bell Atlantic, pursuant to which a wholly-owned subsidiary of Bell Atlantic will merge with and into NYNEX and NYNEX will become a wholly-owned subsidiary of Bell Atlantic. In the merger, each shareholder of NYNEX will receive 0.768 shares of Bell Atlantic common stock in exchange for one share of NYNEX Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Effective on June 14, 1995, the Companies and NYNEX CableComms Limited, an indirect wholly-owned subsidiary of the Companies which provides substantially all the management, operations and other business functions for the Companies, entered into a trademark agreement with NYNEX under which the Companies and NYNEX CableComms Limited are required to pay L4.0 million per annum for 5 years for use of the "NYNEX" name. Upon the Offers (as defined in the accompanying Offers to Purchase/ Prospectus) becoming or being declared unconditional, the trademark agreement will be replaced by a transitional license between NYNEX and CWC ("the NYNEX Transitional License") providing for CWC's right to use the "NYNEX" name for a transitional period. For a description of the NYNEX Transitional License, see "Part II -- Description of CWC -- Principal Shareholders -- NYNEX Transitional License" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

    Effective on June 14, 1995, the Companies and NYNEX CableComms Limited entered into a services and technology sharing agreement with NYNEX pursuant to which NYNEX provides certain services to the Companies and NYNEX CableComms Limited. This agreement covers both the scope and method of calculation of the cost of such services. The level of charges under this agreement is intended to arrive at arm's length transaction costs. Payments to NYNEX under the services agreement totaled L5.0 million and L2.6 million for 1996 and 1995, respectively. Upon the Offers becoming or being declared unconditional, the services agreement will be terminated and the Offers to Purchase/Prospectus states that C&W, BCI, NYNEX and CWC will enter into a management and technical services agreement (the "Management and Technical Services Agreement") pursuant to which each of C&W, BCI and NYNEX will provide various services to CWC at CWC's request (including tax, legal, treasury and corporate finance and human resources) and CWC may provide to each of C&W, BCI and NYNEX accounting and car fleet management services. For a description of the Management and Technical Services Agreement, see "Part II -- Description of CWC -- Principal Shareholders -- Management and Technical Services Agreement" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

    The Companies and NYNEX CableComms Limited also entered into a secondment agreement with NYNEX which provides that NYNEX will, subject to certain conditions, continue to second employees to the Companies and their subsidiaries upon the request of the Companies. The Companies have agreed to reimburse NYNEX for all costs NYNEX incurs in respect of any personnel so seconded. Currently, 11 of the senior management of NYNEX CableComms Limited are on secondment from NYNEX, including Messrs. Hatch, Doherty, McHale, Repp, Schieck and Welsh who are Executive directors of NYNEX CableComms Limited. Mr. Repp is also a Director of NYNEX CableComms Limited. Under the secondment agreement, NYNEX was reimbursed by the Companies in the aggregate of L1.6 million and L2.7 million for such secondees during 1996 and 1995, respectively. Upon the Offers becoming or being declared unconditional, the secondment agreement will be terminated (except as to persons then on secondment) and the Offers to Purchase/Prospectus states that C&W, BCI, NYNEX and CWC will enter into a secondment agreement (the "Secondment Agreement") pursuant to which each of C&W, BCI and NYNEX, on the one hand, and CWC, on the other hand, will, subject to certain conditions, be able to second their employees or employees of their subsidiaries to each other, respectively, or to companies within their respective groups. For a description of the Secondment Agreement, see "Part II -- Description of CWC -- Principal Shareholders -- Secondment Agreement" contained in the Offers to Purchase/ Prospectus accompanying this Proxy Statement.

    The Companies and Mr. Mearing-Smith (the Chief Financial Officer and Director of the Companies, who delegated his duties as Chief Financial Officer as of January 30, 1997) were party to an agreement which terminated Mr. Mearing-Smith's right of first refusal and right to deferred consideration with respect to his interest in certain franchises purchased by the Companies in exchange for consideration which consisted of grants of NYNEX CableComms Units and cash approximately equal in value to the deferred consideration. Under the agreement, Mr. Mearing-Smith received L440,000 in cash in 1995 and 270,406 NYNEX CableComms Units in 1996.

    Approximately 67% of the outstanding NYNEX CableComms Units are held by an indirect, wholly-owned subsidiary of NYNEX. The Companies, through various wholly-owned subsidiaries and two partnerships in which they exercise management control and hold a majority interest, control the exercise of all the voting rights in the 16 companies that hold the licenses in the Companies' franchise areas (the "Operating Companies"). Other wholly-owned subsidiaries of NYNEX have direct and indirect equity interests in lenders to the Operating Companies and indirect equity interests in the Operating Companies separate from NYNEX's interest as a shareholder of the Companies. This includes indirect equity interests in the two limited partnerships (the "North Partnership" and the "South Partnership") which own substantially all of the ordinary shares of the Operating Companies. The lenders to the Operating Companies hold (in addition to loans to the Operating Companies) limited partnership interests in the North Partnership and the South Partnership. Under the partnership agreements, the limited partners generally have a 15% interest in all items of income, gain, loss deduction or credit, except in respect of initial losses and profits (being specified amounts of profits or losses calculated in accordance with US tax principles) of the relevant partnership.

    Initial losses up to a maximum cumulative amount of L200.0 million in the case of the North Partnership and L40.0 million in the case of the South Partnership will be allocated to the limited partners, respectively. After that, losses will be allocated to NYNEX CableComms up to the point that NYNEX CableComms' share of the cumulative losses of the relevant partnership reaches 85%. At that point, any further losses will be allocated 85% to NYNEX CableComms and 15% to the limited partners. Initial profits will be allocated between NYNEX CableComms and the limited partners in proportion to the cumulative losses allocated to each partner until such losses have been fully offset by profits. Thereafter, all profits are to be allocated 85% to NYNEX CableComms and 15% to the limited partners. Initial losses for the South Partnership reached L40.0 million in the first quarter of 1996. Initial losses for the North Partnership have not yet reached L200.0 million.

    For the purposes of preparing the combined financial statements, the profit or loss of the relevant partnership is allocated between NYNEX CableComms and the limited partners in accordance with the profit and loss allocations set out in the relevant partnership agreement.

    The limited partners had contributed L211.7 million to the North Partnership and to the South Partnership as of both December 31, 1995 and December 31, 1996. Minority interests of the limited partners in the North Partnership and the South Partnership were L18.8 million and L57.8 million, respectively, at December 31, 1996, and L76.2 million and L55.9 million, respectively at December 31, 1995.

    The North Partnership and the South Partnership are included in NYNEX CableComms' US GAAP combined financial statements. The limited partners are entitled to distributions only if declared and their capital contributions in the North Partnership and the South Partnership, respectively, are reflected in NYNEX CableComms' US GAAP combined financial statements under "Minority interest". The revolving loans from the limited partners to the Northern Operating Companies and Southern Operating Companies are reflected in NYNEX CableComms' US GAAP combined financial statements under "Long-term debt".

    The Northern Operating Companies borrowed L292.9 million and L96.5 million under the revolving credit facilities from the limited partners at December 31, 1996 and December 31, 1995, respectively. The Southern Operating Companies borrowed L154.8 million and L28.9 million under the revolving credit facilities from the limited partners at December 31, 1996 and December 31, 1995, respectively. Neither the North Partnership nor the South Partnership had made any borrowings under the revolving credit facilities from the limited partners at December 31, 1996 or December 31, 1995.

    Interest and fees paid to the lenders under the revolving credit facilities for the years ended December 31, 1996 and December 31, 1995 aggregated L14.6 million and L6.5 million, respectively, for the Northern Operating Companies and L7.5 million and L8.7 million, respectively, for the Southern Operating Companies.

    The revolving loans are unsecured obligations of the Operating Companies. However, the Companies have pledged their interests in the North Partnership and the South Partnership as collateral for repayment of the Northern Operating Companies' and the Southern Operating Companies' revolving loans, respectively, and significant restrictions exist on the rights of the Operating Companies to encumber any assets or incur any additional indebtedness.

    The Companies have certain rights to purchase the equity interests held by the limited partners in the North Partnership and the South Partnership. The purchase option provides for the acquisition of these equity interests at a price equal to fair market value, but in no event less than the unrecovered investment of the limited partners. Under certain circumstances, following the occurrence of certain adverse events, the failure to purchase the limited partner's interest could result in a liquidation of the North Partnership and the South Partnership.

    The Offers to Purchase/Prospectus states that both of the revolving credit facilities for the Northern Operating Companies and the Southern Operating Companies will be terminated upon the Offers becoming or being declared unconditional. See "Part II -- Description of CWC -- Liquidity and Capital Resources" of the Offers to Purchase/Prospectus for a discussion of CWC's credit facilities.

    The Operating Companies have entered into two forward sterling interest rate swaps with NYNEX to reduce potential exposure to interest rate risks inherent in the financing arrangements for the Northern Operating Companies and Southern Operating Companies. Under the interest rate swaps, the Companies agreed to exchange with NYNEX, on a quarterly basis, the difference between fixed-rate (9.15% for the Northern financing arrangement and 7.02% for the Southern financing arrangement) and floating-rate 3-month Sterling LIBOR interest amounts calculated by reference to an agreed notional principal amount. The notional principal amounts of the swaps are L700.0 million and L273.7 million for swaps entered into on December 19, 1994 and December 31, 1993, respectively. The net effect of the interest rate swap is to fix the net cash outflow of the Companies to 9.15% and 7.02% of the appropriate financing arrangement. In order to correspond to the underlying financing arrangements for the Northern Operating Companies and Southern Operating Companies, the effective date of the swaps is the first payment date after the earlier of five years from commencement of the arrangements or the date all completion requirements are met, and expire by December 31, 2004 and 2003, respectively.

    In addition, the Operating Companies have entered into two agreements with NYNEX to reduce the notional amount of the interest rate swaps at the Operating Companies' option. The notional amount may be reduced at any time, and from time to time, in whole or in part, without any penalty or additional payments. The effective dates and expiration dates of these options are the same as the swap transactions. The Operating Companies paid premiums of L18.3 million and L7.0 million in respect of the Northern and Southern financing arrangements, respectively, which are being amortized over the life of the options.

    NYNEX has entered into the credit facility with NYNEX CableComms, to make available up to L200 million (the "NYNEX Facility"). NYNEX CableComms may make drawings under the NYNEX Facility at any time before May 31, 1997. Amounts borrowed are to be repaid in full by May 31, 1998. The rate of interest applicable to amounts drawn under the NYNEX Facility is three month sterling LIBOR plus 4%. NYNEX CableComms paid NYNEX a fee of L375,000 during 1996 for NYNEX's commitment to provide the NYNEX Facility. No drawings have yet been made on the NYNEX Facility. The Offers to Purchase/ Prospectus states that the NYNEX credit facility will be terminated upon the Offers becoming or being declared unconditional.

    NYNEX has entered into an agreement with the Companies whereby it has agreed to indemnify the Companies for certain US and UK tax liabilities of NYNEX and its affiliates (including the affiliates that were transferred to the Companies as part of a reorganization of NYNEX's cable television and telecommunications operations in the UK effected immediately prior to the Companies' initial public offering on June 14, 1995 ("the Combined Offering")) arising from or attributable to periods prior to the completion of the Combined Offering. Such tax indemnification arrangement will remain in place after the acquisition by CWC of NYNEX's 67% interest in NYNEX CableComms.

    Prior to June 14, 1995, the Companies' US corporations were included in the NYNEX consolidated US federal tax return and in New York State and New York City combined income tax filings. While included in the NYNEX tax filings, the Companies' US corporations were allocated payments in accordance with the effect their losses had on reducing the consolidated group's taxable income. As a result of the reorganization which occurred immediately prior to the completion of the Combined Offering, the Companies and their US corporations no longer qualify to be included in the NYNEX consolidated US federal tax return or in any state or local combined tax returns. As such, any equivalent payments will no longer be made to the Companies by NYNEX for any future losses generated. For periods after June 14, 1995, NYNEX U.K. CableComms Holdings, Inc. (" NYNEX UK Holdings") and its US subsidiaries will be treated as a consolidated group of corporations for US tax return purposes. However, neither NYNEX CableComms UK nor NYNEX CableComms US will be consolidated with NYNEX UK Holdings or its subsidiaries for US tax purposes. As a result, NYNEX CableComms UK and NYNEX CableComms US will file their own US federal tax returns separately from NYNEX UK Holdings.

    On May 15, 1995, the Companies and NYNEX entered into a registration rights agreement pursuant to which, subject to compliance with London Stock Exchange requirements and subject to certain other exceptions, NYNEX has the right, at its own expense, (i) to require the Companies to include all or any portion of the NYNEX CableComms Units beneficially owned by NYNEX or its affiliates in any registered offering by any of the Companies in the United States (or in any prospectus for the offering and sale to the public in the United Kingdom) and
(ii) for ten years beginning one year after the initial public offering, to cause the Companies on up to two separate occasions to file a registration statement for an offering in the United States and to take such other action to facilitate an offering and sale in the United Kingdom.

    For a description of certain agreements and arrangements between NYNEX and its affiliates and CWC and its affiliates (including C&W), see "Part II -- Description of CWC -- Principal Shareholders" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

       AMENDMENT TO THE ARTICLES OF ASSOCIATION OF NYNEX CABLECOMMS UK TO
                 DE-STAPLE NYNEX CABLECOMMS UK ORDINARY SHARES

    (Item 1 on the blue Proxy Card for the NYNEX CableComms UK Extraordinary Meeting)

    In order to facilitate the Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares and the acquisition of the NYNEX CableComms US Shares of Common Stock pursuant to the Merger, the Board of Directors of NYNEX CableComms UK has determined that it is in the best interests of shareholders of NYNEX CableComms UK as a whole, subject to the approval of the US De-stapling Resolution, to amend the NYNEX CableComms UK Articles to provide that, notwithstanding the provisions contained in Article 37 and other relevant provisions of the NYNEX CableComms UK Articles requiring that NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock be transferred and otherwise dealt with together as a NYNEX CableComms Unit, effective upon the NYNEX CableComms Offers becoming or being declared unconditional in all respects, the Board of Directors of NYNEX CableComms UK be authorized to De-staple NYNEX CableComms UK Ordinary Shares in an amount not to exceed (when aggregated with any NYNEX CableComms UK Ordinary Shares which the Board of Directors has previously permitted to be De-stapled) 20% of the NYNEX CableComms UK Ordinary Shares from time to time in issue, such that those NYNEX CableComms UK Ordinary Shares that the Board of Directors permits to be De-stapled shall thereafter no longer comprise NYNEX CableComms Units and shall be transferable or otherwise dealt with separately and apart from the relevant NYNEX CableComms US Shares of Common Stock.

    Text of resolution:

    "THAT, subject to the approval of the US De-stapling Resolution (as defined in the section of the Notice of Meetings setting out the business to be conducted at the Special Meeting of Shareholders of NYNEX CableComms Group Inc. to be held on April 24, 1997), the Articles of Association of NYNEX CableComms Group PLC be amended by adding a new paragraph 37(e) as follows:

   '(e) notwithstanding anything in these Articles to the contrary, with effect from the NYNEX CableComms Offers (as defined in the Offers to Purchase/Prospectus of Cable & Wireless Communications plc) becoming or being declared unconditional in all respects, the Board shall be empowered, in its absolute discretion, to determine that:

        (i)  the provisions of paragraphs (a), (b) and (d) of this Article 37;
             and

        (ii) any other relevant provision of these Articles restricting a transfer, or other dealing, of Ordinary Shares other than together with Common Stock of U.S. CableComms,

    shall not apply to the transfer, or other dealing, of such number of Ordinary Shares as does not exceed (when aggregated with any Ordinary Shares which the Board of Directors has previously permitted to be transferred, or otherwise dealt with, free of the restrictions of such provisions pursuant to this paragraph (e)) 20% of the aggregate number of Ordinary Shares from time to time in issue, such that those Ordinary Shares that the Board permits to be transferred, or otherwise dealt with, free of the restrictions of such provisions shall thereafter no longer comprise Units and shall be transferable or otherwise be dealt with separately and apart from the relevant Common Stock, and that the Board shall take all such steps and adopt and follow all such procedures as they may consider desirable to give effect to this paragraph."'

    THE NYNEX CABLECOMMS UK BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE UK DE-STAPLING RESOLUTION.

          ADJOURNMENT OF THE NYNEX CABLECOMMS UK EXTRAORDINARY MEETING

    (Item 2 on the blue Proxy Card for the NYNEX CableComms UK Extraordinary Meeting)

    If the Chairman of the meeting has determined that there are an insufficient number of the votes required to approve the UK De-stapling Resolution at the NYNEX CableComms UK Extraordinary Meeting, or any adjournment thereof, the shareholders of NYNEX CableComms UK will be asked to vote on one or more adjournments of the NYNEX CableComms UK Extraordinary Meeting to the same place and to such time, not less than seven calendar days after the date of the NYNEX CableComms UK Extraordinary Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms UK (or proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the UK De-stapling Resolution. In these circumstances, the Board of Directors of NYNEX CableComms UK has determined that it is in the best interests of shareholders of NYNEX CableComms UK as a whole to vote in favor of such an adjournment.

    Text of resolution:

    "THAT, if the Chairman of the meeting has determined that there are an insufficient number of the votes required to approve the UK De-stapling Resolution (as defined in the section of the Notice of Meetings setting out the business to be conducted at the NYNEX CableComms Group PLC Extraordinary General Meeting of members to be held on April 24, 1997) at the Extraordinary General Meeting of NYNEX CableComms Group PLC to be held on April 24, 1997, or any adjournment thereof, such Extraordinary General Meeting be, and it hereby is, adjourned to the same place and to such time, not less than seven calendar days after the date of such Extraordinary General Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms Group PLC (or the proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the UK De-stapling Resolution."

    THE NYNEX CABLECOMMS UK BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE UK ADJOURNMENT RESOLUTION.

 AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION OF NYNEX CABLECOMMS US
            TO DE-STAPLE NYNEX CABLECOMMS US SHARES OF COMMON STOCK

    (Item 1 on the grey Proxy Card for the NYNEX CableComms US Special Meeting)

    In order to facilitate the Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares and the acquisition of the NYNEX CableComms US Shares of Common Stock pursuant to the Merger, the Board of Directors of NYNEX CableComms US has determined that it is in the best interests of the shareholders of NYNEX CableComms US as a whole, subject to the approval of the UK De-stapling Resolution, to amend the NYNEX CableComms US Certificate to provide that, notwithstanding the provisions contained in Paragraphs A and B of Article FIFTH and other relevant provisions of the NYNEX CableComms US Certificate requiring that NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock be transferred, converted by way of merger and otherwise dealt with together as a NYNEX CableComms Unit, effective upon the NYNEX CableComms Offers becoming or being declared unconditional in all respects, the Board of Directors of NYNEX CableComms US be authorized to De-staple NYNEX CableComms US Shares of Common Stock in an amount not to exceed (when aggregated with any NYNEX CableComms US Shares of Common Stock which the Board of Directors has previously permitted to be De-stapled) 20% of the NYNEX CableComms US Shares of Common Stock from time to time outstanding, such that those NYNEX CableComms US Shares of Common Stock that the Board of Directors permits to be De-stapled shall thereafter no longer comprise NYNEX CableComms Units and shall be transferable, convertible by way of merger or otherwise dealt with separately and apart from the relevant NYNEX CableComms UK Ordinary Shares.

    Text of resolution:

    "Subject to the approval of the UK De-stapling Resolution (as defined in the section of the Notice of Meetings setting out the business to the conducted at the Extraordinary General Meeting of members of NYNEX CableComms Group PLC to be held on April 24, 1997), Article FIFTH of the Restated Certificate of Incorporation of NYNEX CableComms Group Inc. shall be amended as follows:

   "(a) Paragraph A thereof shall be amended to redesignate such paragraph as subclause (i) of Paragraph A and to add at the end thereof the following new subclause (ii):

       '(ii) Notwithstanding anything in this Restated Certificate of Incorporation to the contrary, effective upon the NYNEX CableComms Offers (as defined in the Offers to Purchase/ Prospectus of Cable & Wireless Communications plc) becoming or being declared unconditional in all respects, the Board of Directors may in its absolute discretion determine that the provisions of this Paragraph A and any other relevant provision of this Restated Certificate of Incorporation restricting a transfer, conversion by way of merger or other dealing of shares of stock of the Corporation other than together with Shares of NYNEX CableComms Group PLC, shall not apply to the transfer, conversion by way of merger or other dealing of shares of stock of the Corporation in an amount not exceeding (when aggregated with any shares of stock of the Corporation which the Board of Directors has previously permitted to be transferred, converted by way of merger or otherwise dealt with, free of the restrictions of such provisions pursuant to this Paragraph A(ii)) 20% in the aggregate of the number of shares of stock of the Corporation from time to time issued and outstanding such that those shares of stock of the Corporation that the Board of Directors permits to be transferred, converted by way of merger or otherwise dealt with, free of the restrictions of such provisions shall thereafter no longer comprise units and shall be transferable, convertible by way of merger or otherwise dealt with separately and apart from the relevant Shares of NYNEX CableComms Group PLC.'; and

   "(b) Paragraph B thereof shall be amended to insert immediately before the semi-colon at the end of subclause (i) and the period at the end of subclause (ii) the following:

           '; provided, however, that the provisions of this subclause shall not apply to shares of stock of the Corporation in respect of which the Board of Directors has determined that the provisions of subclause
           (i) of Paragraph A of this Article FIFTH shall not apply pursuant to its authority under subclause (ii) of Paragraph A of this Article FIFTH' ".

    THE NYNEX CABLECOMMS US BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE US DE-STAPLING RESOLUTION.

          APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER

PARTIES TO THE MERGER AGREEMENT

    NYNEX CABLECOMMS US

    NYNEX CableComms US, together with NYNEX CableComms UK and their subsidiaries, is one of the leading providers of integrated packages of cable television and telecommunication services in the United Kingdom and has approximately 2.3 million equity homes making it one of the largest multiple systems operators in the United Kingdom on the basis of the total number of equity homes in its 16 franchise areas. The mailing address and telephone number of the principal executive offices of NYNEX CableComms US are The Tolworth Tower, Ewell Road, Surbiton, Surrey KT6 7ED, United Kingdom and (44) 181 873-2000. NYNEX CableComms US was incorporated in Delaware in February 1995. For more information relating to the business and operations of the Companies and their subsidiaries, reference is made to the documents of NYNEX CableComms and NYNEX CableComms UK which are incorporated by reference in this Proxy Statement. See "Incorporation of Certain Documents by Reference".

    CWC

    The Offers to Purchase/Prospectus states the following with respect to CWC. CWC is a public limited company organized in December 1996 under the laws of England and Wales and, upon completion of the transactions contemplated by the Transaction Agreement, will be the largest provider of integrated telecommunication and television entertainment services in the United Kingdom. CWC will serve customers nationally (providing direct connection in approximately 138 cities and towns) with a broad range of facilities-based network services including local, national and international voice and data services and, in certain regions, multichannel television and Internet services and, through resale, mobile telecommunications services. The mailing address and telephone number of the principal executive offices of CWC are 26 Red Lion Square, London WC1R 4HQ, United Kingdom and (44) 171 528-2000.

    CABLE & WIRELESS COMMUNICATIONS DELAWARE INC.

    The Offers to Purchase/Prospectus states the following with respect to Merger Sub. Merger Sub is a corporation recently organized by CWC for the purpose of effecting the Merger. It has no material assets and has not engaged in any material activities except in connection with the Merger. The mailing address and telephone number of the principal executive offices of Merger Sub are 26 Red Lion Square, London WC1R 4HQ, United Kingdom and (44) 171 528-2000. Merger Sub is a wholly-owned subsidiary of CWC and was incorporated in Delaware in March 1997.

TERMS OF THE MERGER AGREEMENT

    The following summary of certain provisions of the Merger Agreement, a copy of which is attached as Appendix I to this Proxy Statement, is qualified in its entirety by reference to the text of the Merger Agreement, which is incorporated herein by reference.

    THE MERGER

    At the effective time of the Merger (the "Effective Time"), NYNEX CableComms US and Merger Sub will consummate the Merger whereby Merger Sub will merge with and into NYNEX CableComms US and the separate corporate existence of Merger Sub will thereupon cease. NYNEX CableComms US will be the surviving corporation (the "Surviving Corporation") in the Merger and will continue its corporate existence under the name "NYNEX CableComms Group Inc." The Merger Agreement provides that the NYNEX CableComms US Certificate and the NYNEX CableComms US By-Laws in effect at the Effective Time will continue as the certificate of incorporation and the by-laws of the Surviving Corporation. The directors of Merger Sub will become the directors of the Surviving Corporation and the officers of NYNEX CableComms US will become the officers of the Surviving Corporation.

    In the Merger, at the Effective Time, the shares of Merger Sub Common Stock outstanding immediately prior to the Effective Time will be converted into and will become the number of shares of Common Stock of the Surviving Corporation equal to the number of CWC-Owned Shares (as defined below) at the Effective Time; PROVIDED, HOWEVER, that the sole shareholder of Merger Sub, may, in its discretion, waive its rights to have the shares of Merger Sub Common Stock converted and such shares of Merger Sub Common Stock will cease to be outstanding and will be canceled and retired and, in consideration therefor, NYNEX CableComms US Shares of Common Stock owned by such shareholder of Merger Sub that would otherwise be canceled shall be retained by such shareholder, on a share-for-share basis, as the shares of common stock of the Surviving Corporation (as described below).

    Pursuant to the Merger Agreement, at the Effective Time each issued and outstanding NYNEX CableComms US Share of Common Stock (other than (i) any NYNEX CableComms US Shares of Common Stock held by NYNEX CableComms US or its subsidiaries, (ii) CWC-Owned Shares or (iii) Dissenting Shares (as defined below)) (the "Shares") will be converted into one of the following (the "Merger Consideration"): (a) for each such Share with respect to which an election to receive solely CWC ADSs has been effectively made and not revoked (an "ADS Election"), the right to receive 0.007349 of a CWC ADS or (b) for each such Share with respect to which an ADS Election has not been effectively made or has been revoked, the right to receive 0.036746 of a CWC Ordinary Share (the "Stock Consideration").

    As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all Shares will cease to be outstanding and will be canceled and retired and will cease to exist, and each such holder of Shares will thereafter cease to have any rights with respect to such Shares, except the right to receive, without interest, either (A) the Stock Consideration, in the form of CWC Ordinary Shares and cash in lieu of fractional CWC Ordinary Shares, or (B) the ADS Consideration, in the form of whole CWC ADSs and, in lieu of fractional CWC ADSs, CWC Ordinary Shares and cash in lieu of fractional CWC Ordinary Shares upon the surrender of (i) a certificate for NYNEX CableComms Units (a "Unit Certificate") evidencing such Shares (and an equal number of NYNEX CableComms UK Ordinary Shares) or (ii) if the NYNEX CableComms US Shares of Common Stock and NYNEX CableComms UK Ordinary Shares comprising such NYNEX CableComms Units shall have been De-stapled and a certificate for NYNEX CableComms US Shares of Common Stock (a "Share Certificate") representing such Shares shall have been issued prior to the Effective Time, such Share Certificate. For the purposes of determining whole CWC Ordinary Shares and whole CWC ADSs, if a Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares shall have been effected on or about the Effective Time, the consideration that holders are entitled to receive as a result of Compulsory Acquisition of the NYNEX CableComms UK Ordinary Shares will be taken into account. Each NYNEX CableComms US Share of Common Stock issued and held as treasury shares of NYNEX CableComms US or held by any subsidiary of NYNEX CableComms US immediately prior to the Effective Time will, by virtue of the Merger, cease to be outstanding and will be canceled and retired without payment of any consideration therefor.

    Each issued and outstanding NYNEX CableComms US Share of Common Stock owned by CWC ("CWC-Owned Shares") immediately prior to the Effective Time will, by virtue of the Merger, cease to be outstanding and will be canceled and retired without payment of any consideration therefor; PROVIDED, HOWEVER, that notwithstanding the foregoing, if CWC waives its rights with respect to the conversion of the shares of Merger Sub Common Stock into shares of the Surviving Corporation as provided in the Merger Agreement, in consideration of such waiver such CWC-Owned Shares will continue to be outstanding to the maximum extent permitted by law and will represent, on a share-for-share basis, the shares of common stock of the Surviving Corporation. CWC has agreed to waive its rights to have the shares of Merger Sub Common Stock converted and to have such shares canceled and retired in consideration for having the CWC-Owned Shares continue to be outstanding and represent the shares of common stock of the Surviving Corporation.

    NYNEX CableComms US Shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by stockholders who have not voted such NYNEX CableComms US Shares of Common Stock in favor of the Merger and who have properly exercised their rights of appraisal (if any) for such NYNEX CableComms US Shares of Common Stock in the manner provided by
Section 262 of the DGCL (the "Dissenting Shares") will not be converted into or be exchangeable for the right to receive the Merger Consideration, unless such holder fails to perfect or effectively withdraws or loses his right to appraisal and payment (if any), as the case may be. If such holder so fails to perfect or effectively withdraws or loses such right (if any), his shares will thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration.

    The Merger Agreement provides that each person who, at the Effective Time, is a record holder of Shares will have the right to submit an election form specifying the number of Shares that such person desires to have converted into the right to receive CWC ADSs pursuant to an ADS Election. As of the Effective Time, CWC will (i) deposit with a bank or trust company designated by CWC and reasonably acceptable to NYNEX CableComms US (the "Exchange Agent"), certificates representing the CWC Ordinary Shares ("CWC Certificates") and (ii) deposit with Citibank, N.A., as Custodian and Depositary, CWC Certificates and will cause the Depositary to issue and deposit with the Exchange Agent, American Depositary Receipts evidencing CWC ADSs ("CWC ADRs"). CWC Ordinary Shares or CWC ADSs, as the case may be, into which Shares will be converted pursuant to the Merger, as well as CWC Ordinary Shares represented by such CWC ADSs, will be deemed to have been issued at the Effective Time.

    Notwithstanding any other provisions of the Merger Agreement, no dividends or other distributions declared after the Effective Time on CWC Ordinary Shares or CWC ADSs, as the case may be, will be paid with respect to any Shares which, prior to the Effective Time, were represented by a Unit Certificate or Share Certificate, as the case may be, until such Unit Certificate or Share Certificate, as the case may be, is surrendered for exchange. Subject to the effect of applicable laws, following surrender of any such Unit Certificate or Share Certificate, as the case may be, there will be paid to the holder of the CWC Ordinary Shares or CWC ADSs, as the case may be, represented by CWC Certificates or CWC ADRs delivered in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole CWC Ordinary Shares or CWC ADSs, as the case may be, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole CWC Ordinary Shares or CWC ADSs, as the case may be, less the amount of any withholding taxes which may be required thereon.

    No fractional CWC Ordinary Shares or fractional CWC ADSs will be issued pursuant to the Merger. Instead, the Merger Agreement provides that in lieu of the issuance of any fractional CWC Ordinary Shares in the Merger, fractional CWC Ordinary Shares will be aggregated and sold in the market and the net proceeds of sale distributed pro rata to holders of NYNEX CableComms US Shares of Common Stock who would otherwise be entitled to receive fractional CWC Ordinary Shares. The Merger Agreement further provides that in lieu of the issuance of any fractional CWC ADSs in the Merger holders of Shares who would otherwise be entitled to receive fractional CWC ADSs will be entitled to receive a CWC Certificate representing such whole number of CWC Ordinary Shares represented by such fractional CWC ADS and will be paid a cash adjustment for any fractional CWC Ordinary Share represented by such fractional CWC ADS in the manner described above, in each case less the amount of any withholding taxes which may be required thereon.

    CONDITIONS TO THE MERGER

    The Merger Agreement provides that the respective obligations of each party to effect the Merger is subject to the satisfaction at or prior to the Effective Time of (i) the US De-stapling Amendments, the Merger Agreement and the Merger having been approved and adopted by the requisite votes of the shareholders of NYNEX CableComms US; (ii) the UK De-stapling Amendments having been approved by the requisite votes of the shareholders of NYNEX CableComms UK; (iii) the NYNEX CableComms Offers becoming or having been declared unconditional in all respects; and (iv) subject to the approvals of the UK De-stapling Amendments and the US De-stapling Amendments, the Boards of Directors of NYNEX CableComms UK and NYNEX CableComms US having taken such action, in their absolute discretion, as is necessary to permit the De-stapling of up to 20% of the outstanding NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock.

    EFFECTIVE TIME

    The Merger will become effective at the date and time which is the later of
(i) the date and time of the filing of the certificate of merger relating to the Merger with the Secretary of State of the State of Delaware or (ii) such other date and time as the parties to the Merger Agreement may agree as is set forth in such certificate of merger.

    TERMINATION

    Notwithstanding the approval and adoption of the Merger Agreement by the stockholders of NYNEX CableComms US and Merger Sub, respectively, the Merger Agreement will terminate forthwith in the event that the Transaction Agreement is terminated as therein provided. In the event of the termination of the Merger Agreement as provided above, the Merger Agreement will forthwith become void and there will be no liability on the part of any of the parties to the Merger Agreement except as otherwise provided in the Transaction Agreement.

    SURRENDER OF UNIT CERTIFICATES

    As soon as reasonably practicable after the Effective Time, the Exchange Agent will mail to each holder of record of Shares immediately prior to the Effective Time (i) a Letter of Transmittal, (ii) instructions for use in effecting the surrender of Unit Certificates or Share Certificates, as the case may be, in exchange for the Merger Consideration with respect to the Shares and
(iii) an election form providing for such holders to make the ADS Election. All holders of Shares immediately prior to the Effective Time that have not submitted to the Exchange Agent, or have properly revoked, an effective, properly completed election form to make the ADS Election will receive the Stock Consideration.

    An ADS Election is validly made only if the Exchange Agent has received an election form properly completed and executed by such holder accompanied by such holder's Unit Certificates or Share Certificates, as the case may be.

    Upon surrender of a Unit Certificate or Share Certificate, as the case may be, for cancellation to the Exchange Agent, together with the Letter of Transmittal duly executed, and such other documents as CWC or the Exchange Agent shall reasonably request, the holder of such Unit Certificate or Share Certificate, as the case may be, will be entitled to receive as soon as practicable after the Effective Time in exchange therefor (i) with respect to Shares represented by such Unit Certificate or Share Certificate, as the case may be, with respect to which an ADS Election has not been effectively made or has been revoked (a) (1) a

CWC Certificate representing that number of whole CWC Ordinary Shares, if any, which such holder has the right to receive and (2) a certified or bank cashier's check in the amount equal to the cash in lieu of fractional CWC Ordinary Shares, if any, or (ii) with respect to Shares represented by such Unit Certificate or Share Certificate, as the case may be, with respect to which an ADS Election has been effectively made and not revoked, CWC ADRs evidencing that number of whole CWC ADSs, if any, which such holder has the right to receive and in lieu of fractional CWC ADSs, a CWC Certificate representing that number of whole CWC Ordinary Shares represented by the fractional CWC ADS and a certified or bank cashier's check in the amount equal to the cash in lieu of fractional CWC Ordinary Shares represented by the fractional CWC ADS, if any, in each case less the amount of any required withholding taxes. In addition, if a Compulsory Acquisition of such NYNEX CableComms UK Ordinary Shares shall have been effected, but the holder has not theretofore received the consideration that such holder is entitled to receive pursuant to the Compulsory Acquisition, upon surrender of such holder's Unit Certificate such holder shall receive such consideration that such holder is entitled to pursuant to the Compulsory Acquisition, provided that such holder has complied with the applicable requirements of the Companies Act with respect to the Compulsory Acquisition. The Unit Certificate or Share Certificate, as the case may be, so surrendered shall forthwith be canceled. Until surrendered, each Unit Certificate or Share Certificate, as the case may be, shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration with respect to the Shares formerly represented thereby and, with respect to a Unit Certificate only, if a Compulsory Acquisition shall have been effected, any consideration payable with respect to the NYNEX CableComms UK Ordinary Shares formerly represented thereby subject to the Compulsory Acquisition.

    REPRESENTATIONS AND WARRANTIES; COVENANTS

    The Merger Agreement contains representations and warranties made by NYNEX CableComms US to CWC and Merger Sub relating to NYNEX CableComms US's organization, authority to enter into the Merger Agreement and to carry out the related transactions and approval by the Board of Directors of NYNEX CableComms US of resolutions with respect to the US De-stapling Amendments. The Merger Agreement contains representations and warranties made by CWC and Merger Sub to NYNEX CableComms US relating to CWC's and Merger Sub 's organization and authority to enter into the Merger Agreement and to carry out the related transactions and the accuracy of certain information contained in the CWC Offers to Purchase/Prospectus.

    Pursuant to the Merger Agreement, NYNEX CableComms US has agreed to use its reasonable best efforts to cause each individual holder of NYNEX CableComms US Shares of Common Stock reasonably believed by NYNEX CableComms US to be an "affiliate" of NYNEX CableComms US to enter into a written agreement providing that such "affiliate" will not sell, pledge, transfer or otherwise dispose of the CWC Ordinary Shares or CWC ADSs to be received by such person in the Merger except in compliance with the applicable provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    The Merger Agreement provides that if CWC shall have commenced a Compulsory Acquisition, the parties to the Merger Agreement will use their best efforts to cause the Effective Time of the Merger to be effective concurrently with the later of the consummation of the Compulsory Acquisition or the exercise or lapse of all outstanding options for NYNEX CableComms securities or the exchange of such options for options over CWC Ordinary Shares.

    INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE

    CWC has agreed in the Merger Agreement that the Certificate of Incorporation and the By-Laws of the Surviving Corporation will contain provisions with respect to indemnification not less favorable to the directors and officers than those set forth in the NYNEX CableComms US Certificate and By-Laws of NYNEX CableComms US on the date of the Merger Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were directors or officers of NYNEX CableComms US in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by the Merger Agreement), unless such modification is required by law. CWC shall guarantee the foregoing obligations of the Surviving Corporation.

    In addition, the Merger Agreement provides that CWC will cause the Surviving Corporation to use its reasonable best efforts to maintain in effect for six years from the Effective Time, if available, the coverage provided by the current directors' and officers' liability insurance policies maintained by NYNEX (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Effective Time.

    The Merger Agreement provides that the provisions described above will survive the Effective Time, and are intended to be for the benefit of, and shall be enforceable by, the directors and officers of NYNEX CableComms US and shall be binding on CWC and Merger Sub and the Surviving Corporation and their respective successors and assigns.

    THE NYNEX CABLECOMMS US BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE MERGER RESOLUTION.

             ADJOURNMENT OF THE NYNEX CABLECOMMS US SPECIAL MEETING

    (Item 3 on the grey Proxy Card for the NYNEX CableComms US Special Meeting)

    If the Chairman of the meeting has determined that there are an insufficient number of the votes required to approve either the US De-stapling Amendment or the Merger Resolution at the NYNEX CableComms US Special Meeting, or any adjournment thereof, the shareholders of NYNEX CableComms US will be asked to vote on one or more adjournments of the NYNEX CableComms US Special Meeting to the same place and to such time, not less than seven calendar days after the NYNEX CableComms US Special Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms US (or the proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the UK De-stapling Resolution and/or the Merger Resolution, as the case may be. In these circumstances, the Board of Directors of NYNEX CableComms US has determined that it is in the best interests of shareholders of NYNEX CableComms US as a whole to vote in favor of such adjournment.

    Text of resolution:

    "THAT, if the Chairman of the meeting has determined that there were an insufficient number of the votes required to approve the US De-stapling Resolution or the Merger Resolution (each as defined in the section of the Notice of Meetings setting out the business to be conducted at the NYNEX CableComms Group Inc. Special Meeting of shareholders to be held on April 24, 1997) at the Special Meeting of NYNEX CableComms Group Inc. to be held on April 24, 1997, or any adjournment thereof, such Special Meeting be, and it hereby is, adjourned to the same place and to such time, not less than seven calendar days after the date of such Special Meeting, or any adjournment thereof, as the shareholders of NYNEX CableComms US (or the proxies therefor) may determine, in order to permit the obtaining of such further votes as may be required and further solicitations of proxies in favor of the US De-stapling Resolution and/or the Merger Resolution, as the case may be."

    THE NYNEX CABLECOMMS US BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE US ADJOURNMENT RESOLUTION.

                           RIGHTS OF SECURITYHOLDERS

    For a discussion of certain material differences between the rights of holders of NYNEX CableComms US Shares of Common Stock and the rights of holders of CWC Ordinary Shares, see "Part I -- Certain Considerations -- Comparison of Shareholders' Rights" contained in the Offers to Purchase/ Prospectus accompanying this Proxy Statement.

                              ACCOUNTING TREATMENT

    The Offers to Purchase/Prospectus states that CWC will account for the acquisition of NYNEX CableComms US by the purchase method of accounting for business combinations.

                           MATERIAL TAX CONSEQUENCES

    For a discussion of certain material United States federal income tax consequences and the material United Kingdom capital gains tax consequences of the Merger for the holders of NYNEX CableComms US Shares of Common Stock who hold such NYNEX CableComms US Shares of Common Stock as a capital asset, see "Part I--Tax Considerations--The Exchange" contained in the Offers to Purchase/ Prospectus accompanying this Proxy Statement.

                DESCRIPTION OF CWC ORDINARY SHARES AND CWC ADSS

    For a description of CWC Ordinary Shares and CWC ADSs, see "Part II -- Description of CWC Ordinary Shares" and "-- CWC American Depositary Receipts" contained in the Offers to Purchase/ Prospectus accompanying this Proxy Statement.

             HISTORICAL AND PRO FORMA EQUIVALENT COMMON SHARE DATA

    For certain historical and pro forma equivalent common share data of CWC, Mercury, BCM and NYNEX CableComms, see "Summary -- Comparative Per Share Information" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                         MARKET PRICE AND DIVIDEND DATA

    For market price and dividend data with respect to NYNEX CableComms Units, see "Part I -- Comparative Market Price and Dividend Data -- NYNEX CableComms" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                            REGULATORY REQUIREMENTS

    For a discussion of the requirements under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the European Community Merger Regulation (No. 4064/89) with respect to the transactions contemplated by the Transaction Agreement, including the Merger, see "Part I -- Certain Legal and Regulatory Matters -- EC Antitrust Laws" and "-- US Antitrust Laws" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                            SELECTED FINANCIAL DATA

    For certain selected financial information of NYNEX CableComms see "Appendix IV--Selected Consolidated Financial Data" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                            PRO FORMA FINANCIAL DATA

    For a discussion of CWC pro forma financial information, see "Part II -- CWC Unaudited Condensed Consolidated Financial Information" contained in the Offers to Purchase/Prospectus accompanying this Proxy Statement.

                   INTERESTS OF CERTAIN PERSONS IN THE MERGER

    As contemplated by the Transaction Agreement, C&W, BCI and NYNEX have agreed on the procedures and sequence of the transactions required in order for CWC to acquire 100% ownership of

NYNEX CableComms UK and NYNEX CableComms US and to effect the domestication of NYNEX CableComms UK as a Delaware corporation, including, among other things, the De-stapling and the Merger.

    In addition, NYNEX and the Companies have entered into a letter agreement pursuant to which NYNEX has agreed with the Companies to cause to be voted all the NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock owned, indirectly, by NYNEX in favor of each of the UK De-stapling Resolution, the US De-stapling Resolutions and the Merger Resolution and any resolutions to adjourn the Meetings in order to permit the obtaining of such further votes as may be required and further solicitation of proxies in favor of such resolutions and, solely for the purposes of approving the UK De-stapling Resolution and the US De-stapling Resolution, the Companies have agreed to waive the application of a contractual restriction on NYNEX's ability to vote its NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock in a manner that would affect the provisions of the NYNEX CableComms UK Articles or the NYNEX CableComms US Certificate relating to "stapling" contained in the NYNEX Relationship Agreement.

                           INFORMATION CONCERNING CWC

    For a discussion of certain information concerning CWC, see "Part II -- Description of CWC" contained in the Offers to Purchase/Prospectus accompanying Proxy Statement.

                            SHAREHOLDERS' PROPOSALS

    No shareholders have stated that they intend to have any proposals presented at the Meetings.

        SUBMISSION OF DIRECTOR NOMINATIONS, PROPOSALS OR OTHER BUSINESS
                            AT SHAREHOLDERS MEETINGS

    To requisition a resolution at any Annual General Meeting of NYNEX CableComms UK, (i) members representing not less than one-twentieth of the total voting rights of all the members having, at the date of the requisition by the member, a right to vote at the meeting to which the requisition relates or (ii) not less than 100 members holding shares in NYNEX CableComms UK on which there has been paid up an average sum, per member, of not less than L100, may requisition NYNEX CableComms UK to give to shareholders of NYNEX CableComms UK notice of any resolution which may properly be moved.

    The requisition must be given to NYNEX CableComms UK at its registered office not less than six weeks prior to the date of the meeting together with a sum reasonably sufficient to meet NYNEX CableComms UK's expenses in giving effect to it and must otherwise comply with the requirements of the Companies Act.

    Shareholders wishing to have a proposal included in the Companies' proxy statement shall comply with the applicable requirements of the Exchange Act, and the rules and regulations thereunder and shall have the rights provided by Rule 14a-8 under the Exchange Act. In order to be eligible under Rule 14a-8 for inclusion in the Companies' proxy statement and accompanying proxy cards for the next Annual General Meeting of NYNEX CableComms UK and the Annual Meeting of Stockholders of NYNEX CableComms US, shareholder proposals must have been sent to the Secretary of the Companies, The Tolworth Tower, Ewell Road, Surbiton, KT6 7ED, United Kingdom, and must have been received by the Companies on or before November 22, 1996.

    If the transactions described in Offers to Purchase/Prospectus are consummated, it is expected that the Annual General Meeting of NYNEX CableComms UK for 1997 will be held after CWC becomes the sole beneficial shareholder of NYNEX CableComms UK and the Annual Meeting of Stockholders of NYNEX CableComms US for 1997 will not be held.

    Shareholders who do not submit proposals for inclusion in the proxy statement but who intend to present a proposal, nomination for Directors or other business for consideration at any meetings of shareholders, are required to notify the Secretary of the Companies of their intention and provide certain other information in advance of such meetings.

    If any matter not described herein should come before the Meetings, the proxy named on the Proxy Card and the person (or persons) authorized by the Boards of Directors to vote proxies, will vote the NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock, respectively, represented by it at that person's (or persons') discretion. As of the date hereof, the Companies know of no other matters which might be presented for shareholder action at the Meetings.

                                  ACCOUNTANTS

    Representatives of Coopers & Lybrand L.L.P. will be present at the NYNEX CableComms UK Extraordinary Meeting and the NYNEX CableComms US Special Meeting and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

                     INFORMATION INCORPORATED BY REFERENCE

    The following documents filed by the Companies with the Securities and Exchange Commission (the "Commission") (File Nos. 0-25638 and 0-25690) are incorporated by reference into this Proxy Statement:

    1. the Companies' Annual Report on Form 10-K for the fiscal year ended December 31, 1996; and

    2. the Companies' Solicitation/Recommendation Statement on Schedule 14D-9 dated March 24, 1997.

    All documents filed by the Companies pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this Proxy Statement and prior to the date of the NYNEX CableComms UK Extraordinary Meeting and the NYNEX CableComms US Special Meeting shall be deemed to be incorporated herein by reference and shall be a part hereof from the date of the filing of such document. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

    This Proxy Statement incorporates other documents by reference which are not presented herein or delivered herewith. Such documents (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates by reference herein) are available without charge to each person to whom this Proxy Statement is delivered, upon the written or oral request of such person, from P.H. Repp, Chief Legal and Regulatory Officer and Company Secretary, NYNEX CableComms Limited, The Tolworth Tower, Ewell Road, Surbiton, Surrey KT6 7ED, United Kingdom, telephone (44) 181 873-2000. In order to ensure timely delivery of the documents, any request should be made by no later than five business days prior to date of the Meetings.

                             AVAILABLE INFORMATION

    CWC has filed with the Commission a Registration Statement on Form F-4 under the Securities Act with respect to CWC Ordinary Shares and a registration statement on Form F-6 with respect to CWC ADSs.

    The Companies are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy and information statements and other information relating to their business, financial condition and other matters with the Commission. This Proxy Statement contains information concerning the Companies. The reports, proxy statements and other information filed by the Companies with the Commission may be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: 7 World Trade Center, Suite 1300, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a World Wide Web site that contains reports, proxy and information statements and other information regarding registrants (including the Companies since May 1996) that file electronically with the Commission (http://www.sec.gov).

    The NYNEX CableComms ADSs are quoted for trading on the Nasdaq National Market and reports, proxy and information statements and other information concerning the Companies may be inspected at the offices of the National Association of Securities Dealers, Inc., 9513 Key West Avenue, Rockville, Maryland 20850.

                               OTHER INFORMATION

    Solicitation of proxies (or obtaining of proxy votes) is being made by the Directors through the mail. CWC will be responsible for costs associated with this solicitation (or obtaining of proxy votes). The Companies and CWC have appointed D.F. King & Co., Inc. to aid in the solicitation of proxies (or obtaining of proxy votes) in the United States at a cost of approximately $15,000, plus reimbursement of reasonable out-of-pocket expenses.

    The Directors of NYNEX CableComms UK and NYNEX CableComms US, whose names are set out in the section entitled "Security Ownership of Directors and Executive Officers" above, accept responsibility for the information contained in this Proxy Statement other than:

(i) the recommendations of the Offer Committees of the Board of Directors of NYNEX CableComms UK and NYNEX CableComms US (as defined in the Schedule 14D-9) incorporated by reference from the Schedule 14D-9 for which the Offer Committees of the Board of Directors of NYNEX CableComms UK and NYNEX CableComms US accept responsibility;

(ii) information contained in this Proxy Statement which are extracted from the Offers to Purchase/ Prospectus and for which persons other than the Companies and the Directors of the Companies take responsibility in accordance with its terms; and

(iii) information which has been compiled from publicly available sources (including the Offers to Purchase/Prospectus) and in respect of which the Directors have ensured that such information has been accurately reproduced or presented.

    To the best of the knowledge and belief of the Directors of NYNEX CableComms UK and NYNEX CableComms US (who have taken all reasonable care to ensure that such is the case), such information contained in this document for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

    The foregoing statements of responsibility are included solely to comply with Rule 19.2 of the City Code on Takeovers and Mergers in the United Kingdom and shall not be deemed to establish or expand or limit liability under the US federal securities laws, under which the Directors of NYNEX CableComms UK and NYNEX CableComms US may have liability for this Proxy Statement, nor shall they be deemed to establish liability under the laws of any state of the US.

NYNEX CableComms Group PLC
NYNEX CableComms Group Inc.:
By order of the Boards of Directors

/s/ P.H. Repp
-----------------------

P.H. Repp
Chief Legal and Regulatory Officer and
Company Secretary

March 24, 1997

                                                                      Appendix I

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement"), dated as of March 21, 1997, by and among NYNEX CableComms Group Inc., a Delaware corporation ("NYNEX CableComms US"), Cable & Wireless Communications plc, a public limited company incorporated under the laws of England and Wales ("CWC"), and Cable & Wireless Communications Delaware Inc., a Delaware corporation and a wholly-owned subsidiary of CWC ("Merger Sub").

                             W I T N E S S E T H :

    WHEREAS, this Merger Agreement is being entered into pursuant to the transactions contemplated by a Restated Transaction Agreement dated as of October 22, 1996 (as amended or restated from time to time, the "Transaction Agreement"), by and among Cable and Wireless plc, a public limited company incorporated under the laws of England and Wales, Bell Canada International Inc., a corporation incorporated in Canada, and NYNEX Corporation, a Delaware corporation;

    WHEREAS, the number of authorized shares of Common Stock, par value $0.01 per share, of NYNEX CableComms US ("NYNEX CableComms US Shares of Common Stock") is 1,500,000,000 and the number of issued and outstanding NYNEX CableComms US Shares of Common Stock as of the date hereof is 925,976,934, represented by units ("Units"), each Unit comprised of one NYNEX CableComms US Share of Common Stock and one Ordinary Share of 10p each ("NYNEX CableComms UK Ordinary Shares") of NYNEX CableComms Group PLC ("NYNEX CableComms UK"); and

    WHEREAS, the number of authorized shares of Common Stock, par value $1.00 per share, of Merger Sub (the "Merger Sub Common Stock") is 10,000;

    NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                   ARTICLE I

                                   THE MERGER

    SECTION 1.1. THE MERGER. In accordance with the provisions of this Merger Agreement and Section 251 of the Delaware General Corporation Law (the "DGCL"), at the Effective Time (as defined in Section 1.5), Merger Sub shall be merged with and into NYNEX CableComms US (the "Merger") and the separate corporate existence of Merger Sub shall cease. NYNEX CableComms US shall be the surviving corporation in the Merger (hereinafter sometimes referred to as the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. The name of the Surviving Corporation shall be "NYNEX CableComms Group Inc." From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature and be subject to all the restrictions, disabilities and duties of each of NYNEX CableComms US and Merger Sub; and all and singular rights, privileges, powers and franchises of each of NYNEX CableComms US and Merger Sub, and all property, real, personal and mixed, and all debts due to each of NYNEX CableComms US and Merger Sub on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of NYNEX CableComms US and Merger Sub, shall be vested in NYNEX CableComms US; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of NYNEX CableComms US and Merger Sub, and the title to any real estate vested by deed or otherwise, in each of NYNEX CableComms US and Merger Sub shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either NYNEX CableComms US or Merger Sub shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts and liabilities had been incurred by it.

    SECTION 1.2. RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS. The Restated Certificate of Incorporation and By-Laws of NYNEX CableComms US in effect at the Effective Time shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation until duly amended in accordance with the terms thereof and the DGCL.

    SECTION 1.3. DIRECTORS. The directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of the Effective Time and until their successors are duly appointed or elected in accordance with applicable law.

    SECTION 1.4. OFFICERS. The officers of NYNEX CableComms US immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of the Effective Time and until their successors are duly appointed or elected in accordance with applicable law.

    SECTION 1.5. EFFECTIVE TIME. Upon or after satisfaction or waiver of the conditions set forth in Article IV and unless the Transaction Agreement shall have been terminated and the transactions therein contemplated shall have been abandoned in accordance with its terms, the Merger shall become effective at the date and time (such date and time is herein referred to as the "Effective Time") which is the later of (i) the date and time of the filing of the certificate of merger relating to the Merger with the Secretary of State of the State of Delaware or (ii) such other date and time as the parties hereto may agree as is set forth in such certificate of merger.

                                   ARTICLE II

                              CONVERSION OF SHARES

    SECTION 2.1. MERGER SUB COMMON STOCK. At the Effective Time, the shares of Merger Sub Common Stock outstanding immediately prior to the Effective Time shall be converted into and shall become the number of shares of common stock of the Surviving Corporation equal to the number of CWC-Owned Shares (as defined in Section 2.2(b)) at the Effective Time; PROVIDED, HOWEVER, that the shareholder of Merger Sub, may, in its discretion, waive its rights to have the shares of Merger Sub Common Stock converted as provided in this Section 2.1 and such shares of Merger Sub Common Stock shall cease to be outstanding and shall be canceled and retired and in consideration therefor, the shares of NYNEX CableComms US owned by such shareholder of Merger Sub that would otherwise be canceled pursuant to Section 2.2(b) shall be retained by such shareholder, on a share-for-share basis, as shares of common stock of the Surviving Corporation, as provided in Section 2.2 (b).

    SECTION 2.2.  CONVERSION OF NYNEX CABLECOMMS US SHARES.

    (a) Subject to Sections 2.2(c) and 2.2(d), at the Effective Time, each issued and outstanding NYNEX CableComms US Share of Common Stock, other than any NYNEX CableComms US Shares of Common Stock to be canceled or otherwise dealt with pursuant to Section 2.2 (b), Section 2.2 (c) or Dissenting Shares (as defined in Section 2.2 (d)) (the "Shares") shall be converted into one of the following (the "Merger Consideration"):

        (i) for each such Share with respect to which an election to receive solely American Depositary Shares (the "CWC ADSs") representing Ordinary Shares of 50p each of CWC (the "CWC Ordinary Shares") has been effectively made and not revoked pursuant to Sections 2.3(c), (d) and (e) (an "ADS Election"), the right to receive 0.007349 of a CWC ADS (the "ADS Consideration"); or

        (ii) for each such Share with respect to which an ADS Election has not been effectively made or has been revoked pursuant to Sections 2.3(c), (d) and (e), the right to receive 0.036746 of a CWC Ordinary Share (the "Stock Consideration").

    As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all Shares shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each such holder of Shares shall thereafter cease to have any rights with respect to such Shares, except the right to receive, without interest, either
(A) the Stock Consideration, in the form of CWC Ordinary Shares and cash in lieu of fractional CWC Ordinary Shares, or (B) the ADS Consideration, in the form of whole CWC ADSs and, in lieu of fractional CWC ADSs, CWC Ordinary Shares and cash in lieu of fractional CWC Ordinary Shares upon the surrender of (i) a certificate for Units (a "Unit Certificate") evidencing such Shares (and an equal number of NYNEX CableComms UK Ordinary Shares) or (ii) if the NYNEX CableComms US Shares of Common Stock and NYNEX CableComms UK Ordinary Shares comprising such Units are permitted to be transferred, converted by way of merger or otherwise dealt with other than as Units and a certificate for NYNEX CableComms US Shares of Common Stock (a "Share Certificate") representing such Shares shall have been issued prior to the Effective Time, such Share Certificate. For the purposes of determining whole CWC Ordinary Shares and whole CWC ADSs, if a Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares shall have been effected, the consideration that such holder is entitled to receive as a result of the compulsory acquisition ("Compulsory Acquisition") of such NYNEX CableComms UK Ordinary Shares under Sections 428 to 430F of the Companies Act 1985 of Great Britain, as amended (the "Companies Act"), will be taken into account.

    (b) Notwithstanding anything contained in this Section 2.2 to the contrary, each issued and outstanding NYNEX CableComms US Share of Common Stock owned by CWC ("CWC-Owned Shares") immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor; PROVIDED, HOWEVER, that notwithstanding the foregoing, if CWC waives its rights with respect to the shares of Merger Sub Common Stock as provided in Section 2.1, in consideration of such waiver such CWC-Owned Shares shall continue to be outstanding to the maximum extent permitted by law and shall represent, on a share-for-share basis, the shares of common stock of the Surviving Corporation.

    (c) Notwithstanding anything contained in this Section 2.2 to the contrary, each NYNEX CableComms US Share of Common Stock issued and held in the treasury of NYNEX CableComms US or held by any subsidiary of NYNEX CableComms US immediately prior to the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired without payment of any consideration therefor.

    (d) Notwithstanding anything in this Section 2.2 to the contrary, NYNEX CableComms US Shares of Common Stock which are issued and outstanding immediately prior to the Effective Time and which are held by shareholders who have not voted such NYNEX CableComms US Shares of Common Stock in favor of the Merger and who shall have properly exercised their rights of appraisal (if any) for such NYNEX CableComms US Shares of Common Stock in the manner provided by the DGCL (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost his right to appraisal and payment (if any), as the case may be. If such holder shall have so failed to perfect or shall have effectively withdrawn or lost such right (if any), his shares shall thereupon be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the Merger Consideration. NYNEX CableComms US shall give CWC prompt notice of any Dissenting Shares (and shall also give CWC prompt notice of any withdrawals of such demands for appraisal rights) and CWC shall have the right to direct all negotiations and proceedings with respect to any such demands. Neither NYNEX CableComms US nor the Surviving Corporation shall, except with the prior written consent of CWC, voluntarily make any payment with respect to, or settle or offer to settle, any such demand for appraisal rights.

    (e) Pursuant to Section 2.1, CWC hereby agrees to waive its rights with respect to its shares of Merger Sub Common Stock in consideration for the CWC-Owned Shares continuing to be outstanding to the maximum extent permitted by law and representing, on a share-for-share basis, the shares of common stock of the Surviving Corporation.

    SECTION 2.3.  ELECTIONS BY HOLDERS OF SHARES.

    (a) Each person who, at the Effective Time, is a record holder of Shares shall have the right to submit an Election Form (as defined in Section 2.3(c)) specifying the number of Shares that such person desires to have converted into the right to receive CWC ADSs pursuant to an ADS Election.

    (b) As of the Effective Time, CWC shall (i) deposit (or cause to be deposited) with a bank or trust company to be designated by CWC and reasonably acceptable to NYNEX CableComms US (the "Exchange Agent" ), for the benefit of the holders of Shares, for exchange in accordance with this Article II, certificates representing the CWC Ordinary Shares ("CWC Certificates") for exchange in accordance with this Article II and (ii) deposit (or cause to be deposited) with Citibank, N.A., as custodian and depositary (the "Depositary"), for the benefit of the holders of Shares, CWC Certificates and shall cause the Depositary to issue and deposit with the Exchange Agent, American Depositary Receipts evidencing CWC ADSs ("CWC ADRs") for exchange in accordance with this
Article II. CWC Ordinary Shares or CWC ADSs, as the case may be, into which Shares shall be converted pursuant to the Merger, as well as CWC Ordinary Shares represented by such CWC ADSs, shall be deemed to have been issued at the Effective Time.

    (c) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Shares immediately prior to the Effective Time (i) a letter of transmittal (the "Letter of Transmittal") (which shall specify that delivery shall be effected, and risk of loss and title to Unit Certificates or Share Certificates, as the case may be, shall pass, only upon delivery of such Unit Certificates or Share Certificates, as the case may be, to the Exchange Agent and shall be in such form and have such other provisions as CWC shall specify), (ii) instructions for use in effecting the surrender of Unit Certificates or Share Certificates, as the case may be, in exchange for the Merger Consideration with respect to the Shares formerly represented thereby, and (iii) an election form (the "Election Form") providing for such holders to make the ADS Election. All holders of Shares immediately prior to the Effective Time that shall not have submitted to the Exchange Agent, or shall have properly revoked, an effective, properly completed Election Form shall receive the Stock Consideration.

    (d) An ADS Election shall have been validly made only if the Exchange Agent shall have received an Election Form properly completed and executed (with the signature or signatures thereof guaranteed to the extent required by the Election Form) by such holder accompanied by such holder's Unit Certificates or Share Certificates, as the case may be, or by an appropriate guarantee of delivery of such Unit Certificates or Share Certificates, as the case may be, from a member of any registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States as set forth in such Election Form. Any holder of Shares who has made an ADS Election by submitting an Election Form to the Exchange Agent may, at any time prior to the delivery by the Exchange Agent of the Merger Consideration to which such holder is entitled, revoke his or her election and withdraw his or her Unit Certificates or Share Certificates, as the case may be, deposited with the Exchange Agent by written notice to the Exchange Agent.

       (e)(i) Upon surrender of a Unit Certificate or Share Certificate, as the case may be, for cancellation to the Exchange Agent, together with the Letter of Transmittal duly executed, and such other documents as CWC or the Exchange Agent shall reasonably request, the holder of such Unit Certificate or Share Certificate, as the case may be, shall be entitled to receive as soon as practicable after the Effective Time in exchange therefor:

       (A) with respect to Shares represented by such Unit Certificate or Share Certificate, as the case may be, with respect to which an ADS Election has been effectively made and not revoked pursuant to Section 2.3(c), (d) and
    (e), CWC ADRs evidencing that number of whole CWC ADSs, if any, which such holder has the right to receive pursuant to this Article II and in lieu of fractional CWC ADSs, a CWC Certificate representing that number of whole CWC Ordinary Shares, if any, represented by such fractional CWC ADS and a certified or bank cashier's check in the amount equal to cash in lieu of any fractional CWC Ordinary Shares represented by such fractional CWC ADS payable pursuant to Section 2.4(c) (in each case less the amount of any required withholding taxes); or

        (B) with respect to Shares represented by such Unit Certificate or Share Certificate, as the case may be, with respect to which an ADS Election has not been effectively made or has been revoked pursuant to Section 2.3(c),
    (d) and (e), a CWC Certificate representing that number of whole CWC Ordinary Shares, if any, which such holder has the right to receive pursuant to this Article II and a certified or bank cashier's check in the amount equal to the cash in lieu of fractional shares of CWC Ordinary Shares payable pursuant to Section 2.4(c) (less the amount of any required withholding taxes); and

        (ii) If Compulsory Acquisition of NYNEX CableComms UK Ordinary Shares shall have been effected, but the holder has not theretofore received the consideration that such holder is entitled to receive pursuant to the Compulsory Acquisition, upon surrender of such holder's Unit Certificate such holder shall receive such consideration that such holder is entitled to pursuant to the Compulsory Acquisition, provided that such holder has complied with the applicable requirements of the Companies Act with respect to the Compulsory Acquisition.

    The Unit Certificate or Share Certificate, as the case may be, so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 2.3(e), each Unit Certificate or Share Certificate, as the case may be, shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration with respect to the Shares formerly represented thereby and with respect to a Unit Certificate only, if a Compulsory Acquisition shall have been effected, any consideration payable with respect to the NYNEX CableComms UK Ordinary Shares formerly represented thereby subject to the Compulsory Acquisition.

    (f) CWC shall have the right to make reasonable rules, not inconsistent with the terms of this Merger Agreement, governing the validity of the Election Forms and the issuance and delivery of CWC Certificates or CWC ADRs, as the case may be, into which Shares are converted in the Merger.

    (g) The parties hereto may in their discretion, but shall not be obligated to, establish further procedures by which holders of American Depositary Shares representing NYNEX CableComms Units ("NYNEX CableComms ADSs"), in part representing Shares, may make an ADS Election and/or receive the Merger Consideration with respect to the Shares represented by their NYNEX CableComms ADSs.

    SECTION 2.4.  DIVIDENDS, FRACTIONAL SHARES, ETC.

    (a) Notwithstanding any other provisions of this Merger Agreement, no dividends or other distributions declared after the Effective Time on CWC Ordinary Shares or CWC ADSs, as the case may be, shall be paid with respect to any Shares which, prior to the Effective Time, were represented by a Unit Certificate or Share Certificate, as the case may be, until such Unit Certificate or Share Certificate, as the case may be, is surrendered for exchange as provided herein. Subject to the effect of applicable laws, following surrender of any such Unit Certificate or Share Certificate, as the case may be, there shall be paid to the holder of the CWC Certificates or CWC ADRs, as the case may be, issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such whole CWC Ordinary Shares or CWC ADSs, as the case may be, and not paid, less the amount of any withholding taxes which may be required thereon, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole CWC Ordinary Shares or CWC ADSs, as the case may be, less the amount of any withholding taxes which may be required thereon.

    (b) At or after the Effective Time, there shall be no transfers on the stock transfer books of NYNEX CableComms US of the Unit Certificates or Share Certificates, as the case may be, which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Unit Certificates or Share Certificates, as the case may be, formerly representing any such Shares are presented to the Surviving Corporation, they shall be canceled and exchanged for CWC Certificates or CWC ADRs (if any), as the case may be, deliverable in respect thereof pursuant to this Merger Agreement in accordance with the procedures set forth in this Article II.

        (c) (i) No fractional CWC Ordinary Shares shall be issued pursuant to the Merger. In lieu of the issuance of any fractional CWC Ordinary Shares pursuant to the Merger, fractional CWC Ordinary Shares shall be aggregated and sold in the market and the net proceeds of sale distributed PRO RATA to such holders (less the amount of any withholding taxes); PROVIDED, HOWEVER, that CWC shall have no liability to any person for any loss or alleged loss arising from the price, timing or manner of any such sale.

            (ii) No fractional CWC ADSs shall be issued pursuant to the Merger. In lieu of the issuance of any fractional CWC ADSs pursuant to the Merger, each holder of Shares who would otherwise be entitled to receive a fractional CWC ADS will be issued a CWC Certificate representing such whole number of CWC Ordinary Shares represented by such fractional CWC ADS and cash in lieu of any fractional CWC Ordinary Shares represented by such fractional CWC ADS shall be paid as described in Section 2.4(c)(i).

    (d) Any CWC Ordinary Shares, CWC ADSs or funds (including the proceeds of any sales of CWC Ordinary Shares or CWC ADSs to pay cash in lieu of fractional CWC Ordinary Shares or CWC ADSs), as the case may be, that remain unclaimed by the former holders of Shares of NYNEX CableComms US six months after the Effective Time shall be delivered to CWC. Any former holder of Shares of NYNEX CableComms US who has not theretofore complied with this Article II shall thereafter look only to CWC for payment of the consideration payable on account of the Merger, cash in lieu of fractional CWC Ordinary Shares or CWC ADSs and unpaid dividends and distributions on the CWC Ordinary Shares or CWC ADSs, as the case may be, deliverable in respect of each CWC Ordinary Share or CWC ADS, as the case may be, that such holder of Shares holds as determined pursuant to this Merger Agreement, in each case without any interest thereon.

    (e) None of NYNEX CableComms US, CWC, the Exchange Agent, nor any other person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

    (f) In the event that any Unit Certificate or Share Certificate, as the case may be, shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Unit Certificate or Share Certificate, as the case may be, to be lost, stolen or destroyed and, if required by CWC, the posting by such person of a bond in such reasonable amount as CWC may direct as indemnity against any claim that may be made against it with respect to such Unit Certificate or Share Certificate as the case may be, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Unit Certificate or Share Certificate, as the case may be, the applicable Merger Consideration, cash in lieu of fractional CWC Ordinary Shares, and unpaid dividends and distributions on CWC Ordinary Shares or CWC ADSs, as the case may be, as provided in this Section 2.4, deliverable in respect thereof pursuant to this Merger Agreement.

                                  ARTICLE III
                  REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                    NYNEX CABLECOMMS US, CWC AND MERGER SUB

    SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF NYNEX CABLECOMMS. NYNEX CableComms US hereby represents and warrants to CWC and Merger Sub as follows:

    (a) NYNEX CableComms US is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) NYNEX CableComms US has all requisite corporate power and authority to execute and deliver the Merger Agreement and, subject to the requisite approval of the Merger Agreement by the shareholders of NYNEX CableComms US, to consummate the transactions contemplated hereby. The execution, delivery and performance of the Merger Agreement by NYNEX CableComms US and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of NYNEX CableComms US, subject to the requisite approval of the Merger Agreement by the shareholders of NYNEX CableComms US. The Merger Agreement has been duly executed and delivered by NYNEX CableComms US and constitutes the valid and binding obligation of NYNEX CableComms US enforceable against NYNEX CableComms US in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

    (c) At a meeting of the NYNEX CableComms US Board of Directors held on March 21, 1997, the NYNEX CableComms US Board of Directors adopted resolutions:

        (i) approving, subject to the approval by shareholders of NYNEX CableComms UK of certain amendments to the Articles of Association of NYNEX CableComms UK (the "NYNEX CableComms UK Articles") authorizing the NYNEX CableComms UK Board of Directors to permit the transfer or dealing of NYNEX CableComms UK Ordinary Shares in an amount not to exceed (when aggregated with any NYNEX CableComms UK Ordinary Shares which the NYNEX CableComms UK Board of Directors has previously permitted to be transferred, converted by way of merger or otherwise dealt with, free of the restrictions on transfer or dealing contained in Article 37 and other relevant provisions of the NYNEX CableComms UK Articles) 20% of the outstanding NYNEX CableComms UK Ordinary Shares free of the restrictions on transfer or dealing contained in the NYNEX CableComms UK Articles (the "UK De-stapling Amendments"), amendments to the Restated Certificate of Incorporation of NYNEX CableComms US (the "NYNEX CableComms US Certificate") to provide that, notwithstanding the provisions contained in Paragraphs A and B of Article Fifth and other relevant provisions therein, effective upon the offers by CWC for NYNEX CableComms US Shares of Common Stock and NYNEX CableComms UK Ordinary Shares (including NYNEX CableComms US Shares of Common Stock and NYNEX CableComms UK Ordinary Shares comprising Units and comprising Units represented by American Depositary Shares) (the "NYNEX CableComms Offers") becoming or being declared unconditional in all respects, the Board of Directors of NYNEX CableComms US be authorized, in its absolute discretion, to determine that the restrictions contained in Paragraphs A and B of Article Fifth and other relevant provisions of the NYNEX CableComms US Certificate on transfer, conversion by way of merger or other dealing in NYNEX CableComms US Shares of Common Stock shall not apply to the transfer, conversion by way of merger or other dealing, of a number of NYNEX CableComms US Shares of Common Stock, in an amount not to exceed (when aggregated with any NYNEX CableComms US Shares of Common Stock which the Board of Directors has previously determined should not be subject to the restrictions on transfer, conversion by way of merger or other dealing contained in the NYNEX CableComms US Certificate) 20% of the NYNEX CableComms US Shares of Common Stock then outstanding (the "US De-stapling Amendments"), and directing that the US De-stapling Amendments be submitted to the shareholders of NYNEX CableComms US for approval at the Special Meeting (as defined below); and

        (ii) approving, subject to the approval of the US De-stapling Amendments, the Merger Agreement and the Merger for purposes of Section 251 of the DGCL and for purposes of the "business combination" provisions of
    Section 203 of the DGCL and directing that the Merger Agreement and the Merger be submitted for the approval of shareholders of NYNEX CableComms US at a special meeting of NYNEX CableComms US shareholders (the "Special Meeting") called for purposes of Section 251 of the DGCL, the NYNEX CableComms US Certificate and Section 203 of the DGCL.

    SECTION 3.2. PROXY STATEMENT. As soon as practicable after the execution of this Merger Agreement, and subject to the fiduciary duties of the NYNEX CableComms US Board of Directors, NYNEX CableComms US shall prepare and file with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended, and shall use its reasonable best efforts to have cleared by the SEC a proxy statement (the "Proxy Statement") for the Special Meeting and, as soon thereafter as possible, disseminate the Proxy Statement to its shareholders. CWC and Merger Sub shall provide such assistance, information and cooperation to NYNEX CableComms US as is reasonably required to describe CWC or Merger Sub for purposes of the Proxy Statement. NYNEX CableComms US will provide CWC, Merger Sub and their counsel with a copy of any written comments or telephonic notification of any oral comments NYNEX CableComms US may receive from the SEC or its staff with respect to the Proxy Statement promptly after receipt thereof and will provide CWC, Merger Sub and their counsel with a copy of any written responses and telephonic notification of any oral responses of NYNEX CableComms US or its counsel. CWC, Merger Sub and their counsel shall be given an opportunity to review and comment on the Proxy Statement, and any amendments or supplements thereto, prior to the filing thereof with the SEC.

    SECTION 3.3. SECURITIES ACT COMPLIANCE. As soon as practicable after the date of the Special Meeting, NYNEX CableComms US will identify to CWC all individuals who were reasonably believed by NYNEX CableComms US to be, at the time of the Special Meeting, "affiliates" of NYNEX CableComms US as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act of 1933, as amended (the "Rule 145 Affiliates"). NYNEX CableComms US will use its reasonable best efforts to obtain a written agreement in the form of Annex A hereto from each person who is identified as a Rule 145 Affiliate. If any Rule 145 Affiliate refuses to provide such an agreement, CWC may place appropriate legends on the CWC Certificates or the CWC ADRs, as the case may be, to be received by such Rule 145 Affiliate and to issue appropriate stop transfer orders to the transfer agent.

    SECTION 3.4. REPRESENTATIONS AND WARRANTIES OF CWC AND MERGER SUB. CWC and Merger Sub hereby represent and warrant as follows:

    (a) CWC is a company duly incorporated and validly existing under the laws of England and Wales and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) CWC and Merger Sub have all requisite corporate power and authority to execute and deliver the Merger Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of the Merger Agreement by CWC and Merger Sub and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CWC and Merger Sub, as applicable. The Merger Agreement has been duly executed and delivered by CWC and Merger Sub and constitutes the valid and binding obligation of CWC and Merger Sub enforceable against CWC and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

    (c) CWC's Registration Statement on Form F-4 has been prepared in all material respects in accordance with the requirements of applicable law (including the U.S. federal securities laws) and does not and will not at the time it is filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; PROVIDED, HOWEVER, that no representation is made with respect to information concerning NYNEX CableComms US, NYNEX CableComms UK or any of their subsidiaries included in the Registration Statement on Form F-4; PROVIDED FURTHER, that statements made therein based on information concerning Bell Cablemedia plc ("BCM") are made to the best of CWC's knowledge, after reasonable investigation.

    (d) The unaudited condensed pro forma consolidated financial information of CWC contained in its Registration Statement on Form F-4 have been prepared in accordance with the rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such financial information.

    SECTION 3.5. SIMULTANEOUS COMPULSORY ACQUISITION, ETC. If CWC shall have commenced a Compulsory Acquisition of the NYNEX CableComms UK Ordinary Shares, the parties to this Merger Agreement will use their best efforts to cause the Effective Time of the Merger to occur concurrently with the later of the consummation of the Compulsory Acquisition or the exercise or lapse of all outstanding options for NYNEX CableComms securities or the exchange of such options for options over CWC Ordinary Shares.

    SECTION 3.6.  INDEMNIFICATION; DIRECTORS' AND OFFICERS' INSURANCE.

    (a) The Certificate of Incorporation and the By-Laws of the Surviving Corporation shall contain the provisions with respect to indemnification not less favorable to the directors and officers than those set forth in the NYNEX CableComms US Certificate and the By-Laws of NYNEX CableComms US on the date of the Merger Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years after the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at the Effective Time were directors or officers of NYNEX CableComms US in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Merger Agreement), unless such modification is required by law. CWC shall guarantee the obligations of the Surviving Corporation under this Section 3.6(a).

    (b) CWC shall cause the Surviving Corporation to use its reasonable best efforts to maintain in effect for six years from the Effective Time, if available, the coverage provided by the current directors' and officers' liability insurance policies maintained by NYNEX Corporation (provided that the Surviving Corporation may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring prior to the Effective Time.

    (c) This Section 3.6 shall survive the Effective Time, and is intended to be for the benefit of, and shall be enforceable by, the directors and officers of NYNEX CableComms US and shall be binding on CWC and Merger Sub and the Surviving Corporation and their respective successors and assigns.

                                   ARTICLE IV
                                   CONDITIONS

    SECTION 4.1.  CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE
MERGER. The respective obligations of each party hereto to effect the Merger is subject to the satisfaction at or prior to the Effective Time of each of the following conditions:

    (a) NYNEX CABLECOMMS US SHAREHOLDER APPROVAL. The US De-stapling Amendments, the Merger Agreement and the Merger shall have been approved and adopted by the requisite votes of the shareholders of NYNEX CableComms US;

    (b) NYNEX CABLECOMMS UK SHAREHOLDER APPROVAL. The UK De-stapling Amendments shall have been approved by the requisite votes of the shareholders of NYNEX CableComms UK;

    (c) NYNEX CABLECOMMS OFFERS. The NYNEX CableComms Offers shall be or shall have been declared unconditional in all respects; and

    (d) DE-STAPLING OF UNITS. Subject to the approvals by the respective shareholders of NYNEX CableComms UK and NYNEX CableComms US of the UK De-stapling Amendments and the US De-stapling Amendments, pursuant to the authority granted by the UK De-stapling Amendments and the US De-stapling Amendments, respectively, the Boards of Directors of NYNEX CableComms UK and NYNEX CableComms US shall have taken such action, in their absolute discretion, as is necessary to permit the transfer or other dealing of up to 20% of the outstanding NYNEX CableComms UK Ordinary Shares and the transfer, conversion by way of merger or other dealing of up to 20% of the outstanding NYNEX CableComms US Shares of Common Stock free of the restrictions on transfer or conversion by way of merger contained in the NYNEX CableComms UK Articles and the NYNEX CableComms US Certificate, such that those NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock shall thereafter no longer comprise NYNEX CableComms Units and shall be transferable, convertible by way of merger or otherwise dealt with separately and apart from each other.

                                   ARTICLE V
                           TERMINATION AND AMENDMENT

    SECTION 5.1. TERMINATION. Notwithstanding the approval and adoption of this Merger Agreement by the shareholders of NYNEX CableComms US and Merger Sub, respectively, this Merger Agreement shall terminate forthwith in the event that the Transaction Agreement shall be terminated as therein provided. In the event of the termination of this Merger Agreement as provided above, this Merger Agreement shall forthwith become void and there shall be no liability on the part of any of the parties hereto except as otherwise provided in the Transaction Agreement.

    SECTION 5.2. AMENDMENT. This Merger Agreement shall not be amended or modified except by a written agreement executed by the parties hereto; PROVIDED, HOWEVER, that subsequent to the adoption of the Merger Agreement by the shareholders of NYNEX CableComms US, the Merger Agreement may be so amended only as may be permitted by the DGCL.

                                   ARTICLE VI
                                 MISCELLANEOUS

    SECTION 6.1. GOVERNING LAW. This Merger Agreement shall be governed by the laws of the State of Delaware.

    SECTION 6.2. COUNTERPARTS. This Merger Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

    SECTION 6.3. NECESSARY FILINGS AND ACTS. NYNEX CableComms US and Merger Sub agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware (and, if necessary, the laws of any other State), and that they will cause to be performed all necessary acts within the State of Delaware and elsewhere to effectuate the Merger.

    SECTION 6.4. AUTHORIZATION. The Boards of Directors and the proper officers of Merger Sub and of NYNEX CableComms US are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any provisions of the Merger Agreement or of the Merger.

    IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          NYNEX CABLECOMMS GROUP INC.
                                             /s/ PAUL H. REPP
                                          By:
                                          --------------------------------------

                                             Name: Paul H. Repp
                                             Title:Chief Legal and Regulatory
                                          Officer
                                                 and Company Secretary
                                                 CABLE & WIRELESS
COMMUNICATIONS DELAWARE INC.
   /s/ STEPHEN R. PETTIT
By:
-------------------------------------------

   Name: Stephen R. Pettit
   Title: Director
CABLE & WIRELESS
COMMUNICATIONS PLC
   /s/ STEPHEN R. PETTIT
By:
-------------------------------------------

   Name: Stephen R. Pettit
   Title: Director

                                                                         ANNEX A

NYNEX CableComms Group Inc.
The Tolworth Tower
Ewell Road
Surbiton, Surrey KT6 7ED
United Kingdom

Gentlemen:

    The undersigned, a holder of Units or American Depositary Shares representing in part shares of Common Stock, par value $.01 per share ("Common Stock"), of NYNEX CableComms Group Inc., a Delaware corporation ("NYNEX CableComms US"), is entitled to receive in connection with the merger (the "Merger") of NYNEX CableComms US with Cable & Wireless Communications Delaware Inc., a Delaware corporation, Ordinary Shares of 50p each ("CWC Ordinary Shares") or American Depositary Shares ("CWC ADSs") representing CWC Ordinary Shares of Cable & Wireless Communications plc, a public limited company incorporated under the laws of England and Wales ("CWC"). The undersigned acknowledges that the undersigned may be deemed an "affiliate" of NYNEX CableComms US within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), although nothing contained herein should be construed as an admission of such fact.

    If in fact the undersigned were an affiliate under the Act, the undersigned's ability to sell, assign or transfer the CWC Ordinary Shares or CWC ADSs received by the undersigned pursuant to the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and the undersigned has obtained advice of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rules 144 and 145(d) promulgated under the Act.

    The undersigned hereby represents to and covenants with CWC that the undersigned will not sell, assign or transfer any of the CWC Ordinary Shares or CWC ADSs received by the undersigned pursuant to the Merger except (i) pursuant to an effective registration statement under the Act, (ii) in conformity with the volume and other limitations of Rule 144 and Rule 145 or (iii) in a transaction which, in the opinion of independent counsel reasonably satisfactory to CWC or as described in a "no-action" or interpretive letter from the Staff of the Securities and Exchange Commission (the "SEC"), is not required to be registered under the Act.

    In the event of a sale or other disposition by the undersigned of CWC Ordinary Shares or CWC ADSs received by the undersigned in the Merger pursuant to Rule 145, the undersigned will supply CWC with evidence reasonably satisfactory to CWC of compliance with such Rule. The undersigned understands that CWC may instruct its transfer agent or the Depositary for the CWC ADSs (the "Depositary") to withhold the transfer of such CWC Ordinary Shares or CWC ADSs, respectively, sold or disposed of by the undersigned, subject to receipt of such evidence of compliance. Following such receipt, the transfer agent or Depositary shall effectuate the transfer of the CWC Ordinary Shares or CWC ADSs sold or disposed of by the undersigned.

    The undersigned acknowledges and agrees that appropriate legends will be placed on certificates representing CWC Ordinary Shares or American Depositary Receipts ("CWC ADRs") evidencing CWC ADSs received by the undersigned in the Merger or held by a transferee thereof, which legends will be removed by delivery of substitute certificates or CWC ADRs upon receipt of an opinion in form and substance reasonably satisfactory to CWC from independent counsel reasonably satisfactory to CWC to the effect that such legends are no longer required for purposes of the Act.

    The undersigned acknowledges that (i) the undersigned has carefully read this letter and understands the requirements hereof and the limitations imposed upon the distribution, sale, transfer or other disposition of securities and
(ii) the receipt by CWC of this letter is an inducement to CWC's obligations to consummate the Merger.

                                          Very truly yours,
     ---------------------------------------------------------------------------
                                          [Name of affiliate]

Dated:

                           NYNEX CABLECOMMS GROUP PLC
                                 FORM OF PROXY

           FOR USE AT THE EXTRAORDINARY GENERAL MEETING TO BE HELD AT
   1 FINSBURY AVENUE, LONDON, EC2M 2PP, UNITED KINGDOM ON APRIL 24, 1997 AND
        AT ANY ADJOURNMENT THEREOF. THE EXTRAORDINARY GENERAL MEETING OF
                        NYNEX CABLECOMMS GROUP PLC WILL
                              COMMENCE AT 9:00 AM.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE PROXY STATEMENT.
    I/We (name/s in
full) ________________________________________________ (Block Letters) of

--------------------------------------------------------------------------------

being (a) holder(s) of NYNEX CableComms UK Ordinary Shares hereby appoint Richard W. Blackburn, Sally M. Davis and Paul D. McConville, or, failing any of them, the chairman of the meeting, or ________________________________________
as my/our proxy, to attend and to vote for me/us and on my/our behalf at the NYNEX CableComms UK Extraordinary Meeting and at any adjournment thereof.

    Please indicate with an X in the space below how you wish your votes to be cast.

RESOLUTIONS PROPOSED BY THE BOARD OF DIRECTORS                     FOR       AGAINST     ABSTAIN
1. To approve amendments to the Articles of Association to
   authorize the directors to "de-staple" up to 20% of the
   outstanding ordinary shares
2. To adjourn the NYNEX UK CableComms Extraordinary Meeting to the same place and to such time no less than seven days
   later as the above named proxies shall determine

    Dated: _________, 1997. Signature/s or Common Seal
____________________________

    THE BOARD OF DIRECTORS OF NYNEX CABLECOMMS UK RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

                          NYNEX CABLE COMMS GROUP PLC
                           FORM OF PROXY (CONTINUED)

    Notes:

    1. In order to be effective, this Form of Proxy, duly completed and signed, together with any authority under which it is signed or a valid certified copy of the authority, should be deposited at the office of The Royal Bank of Scotland Plc, Registrar's Department, PO Box 82, Caxton House, Redcliffe Way, Bristol, BS99 7YA, not less than 48 hours before the time of the NYNEX CableComms UK Extraordinary Meeting. For your convenience, a pre-addressed envelope for use in returning the completed Form of Proxy has been included with this Form of Proxy.

    2. If the appointee is a corporation, this Form of Proxy must be executed under its common seal or under the hand of an officer or attorney duly authorized in that behalf.

    3. A holder of NYNEX CableComms UK Ordinary Shares entitled to attend and vote at the NYNEX CableComms UK Extraordinary Meeting is also entitled to appoint one or more proxies to attend and vote instead of the shareholder. A proxy need not be a shareholder of NYNEX CableComms UK.

    4. Completion of this Form of Proxy will not prevent the holder from attending and voting in person should he or she wish to do so.

    5. If this Form of Proxy is duly signed and appoints a proxy other than Mr. Blackburn, Ms. Davis and Mr. McConville, or, failing any of them, the chairman of the meeting, but without an indication as to how the proxy must vote on a particular resolution, in accordance with the listing requirements of the London Stock Exchange, the proxy will vote or abstain in his discretion.

    6. IF MR. BLACKBURN, MS. DAVIS, MR. MCCONVILLE, OR, FAILING ANY OF THEM, THE CHAIRMAN OF THE MEETING IS APPOINTED AS PROXY, BUT WITHOUT AN INDICATION AS TO HOW THE PROXY MUST VOTE ON A PARTICULAR RESOLUTION, SUCH PROXY WILL VOTE FOR ITEMS 1 AND 2, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD AND ON ANY OTHER BUSINESS BEFORE THE MEETING WITH ALL POWERS THE HOLDER WOULD POSSESS IF PERSONALLY PRESENT; PROVIDED, HOWEVER, THAT NO PROXY THAT IS VOTED AGAINST ITEM 1 WILL BE VOTED IN FAVOR OF THE ADJOURNMENT DESCRIBED IN ITEM 2 PROPOSED TO PERMIT, IF NECESSARY, THE OBTAINING OF SUCH FURTHER VOTES AS MAY BE REQUIRED AND FURTHER SOLICITATIONS OF PROXIES IN FAVOR OF SUCH ITEM 1. PROXIES VOTED IN FAVOR OF ITEM 1 AND PROXIES RETURNED WITHOUT AN INDICATION AS TO HOW THE PROXY IS TO VOTE ON ITEM 1 WILL BE VOTED IN FAVOR OF ITEM 2.

                          NYNEX CABLECOMMS GROUP INC.
                                 FORM OF PROXY

          FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT
     1 FINSBURY AVENUE, LONDON, EC2M 2PP, UNITED KINGDOM ON APRIL 24, 1997 AND AT ANY ADJOURNMENT THEREOF. THE SPECIAL MEETING OF SHAREHOLDERS OF
   NYNEX CABLECOMMS GROUP INC. WILL COMMENCE IMMEDIATELY AFTER THE CONCLUSION
       OF THE EXTRAORDINARY GENERAL MEETING OF NYNEX CABLECOMMS GROUP PLC
                        WHICH WILL COMMENCE AT 9:00 AM.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE PROXY STATEMENT.
    I/We (name/s in
full) ________________________________________________ (Block Letters) of

--------------------------------------------------------------------------------

being (a) holder(s) of NYNEX CableComms US Shares of Common Stock hereby appoint Richard W. Blackburn, Sally M. Davis, Paul D. McConville, or, failing any of them, the chairman of the meeting, or ________________________________________
as my/our proxy, to attend and to vote for me/us and on my/our behalf at the NYNEX CableComms US Special Meeting and at any adjournment thereof.

    Please indicate with an X in the space below how you wish your votes to be cast.

RESOLUTIONS PROPOSED BY THE BOARD OF DIRECTORS                     FOR       AGAINST     ABSTAIN
1. To approve amendments to the Restated Certificate of
   Incorporation to authorize the directors to "de-staple" up to 20% of the outstanding shares of Common Stock
2. To approve and adopt the Merger Agreement and approve the
   Merger
3. To adjourn the NYNEX US Special Meeting to the same place and to such time no less than seven days later as the above named proxies shall determine

    Dated: _________, 1997. Signature/s or Common
Seal____________________________

    THE BOARD OF DIRECTORS OF NYNEX CABLECOMMS US RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

                          NYNEX CABLECOMMS GROUP INC.
                           FORM OF PROXY (CONTINUED)

    Notes:

    1. In order to be effective, this Form of Proxy, duly completed and signed, together with any authority under which it is signed or a valid certified copy of the authority, should be deposited at the office of The Royal Bank of Scotland Plc, Registrar's Department, PO Box 82, Caxton House, Redcliffe Way, Bristol, BS99 7YA, not less than 48 hours before the time of the NYNEX CableComms US Special Meeting. For your convenience, a pre-addressed envelope has been included with this Form of Proxy.

    2. If the appointee is a corporation, this Form of Proxy must be executed under its common seal or under the hand of an officer or attorney duly authorized in that behalf.

    3. A holder of record of NYNEX CableComms US Shares of Common Stock on March 21, 1997 (the "Record Date") is entitled to attend and vote at the NYNEX CableComms US Special Meeting and is also entitled to appoint one or more proxies to attend and vote instead of the shareholder. A proxy need not be a shareholder of NYNEX CableComms US. Holders of NYNEX CableComms Units or NYNEX CableComms ADSs, each representing NYNEX CableComms UK Ordinary Shares and NYNEX CableComms US Shares of Common Stock, whose transfer or purchase settles after the Record Date and who wish to attend and/or vote at the NYNEX CableComms US Special Meeting must arrange with the seller to receive an executed proxy from the holder of record on the Record Date of such NYNEX CableComms Units or NYNEX CableComms ADSs.

    4. Completion of this Form of Proxy will not prevent the holder from attending and voting in person should he or she wish to do so.

    5. If this Form of Proxy is duly signed and appoints a proxy other than Mr. Blackburn, Ms. Davis and Mr. McConville, or failing any of them, the chairman of the meeting, but without an indication as to how the proxy must vote on a particular resolution, in accordance with the listing requirements of the London Stock Exchange, the proxy will vote or abstain in his discretion.

    6. IF MR. BLACKBURN, MS. DAVIS, MR. MCCONVILLE, OR, FAILING ANY OF THEM, THE CHAIRMAN OF THE MEETING IS APPOINTED AS PROXY, BUT WITHOUT AN INDICATION AS TO HOW THE PROXY MUST VOTE ON A PARTICULAR RESOLUTION, SUCH PROXY WILL VOTE FOR ITEMS 1, 2 AND 3, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD AND ON ANY OTHER BUSINESS BEFORE THE MEETING WITH ALL POWERS THE HOLDER WOULD POSSESS IF PERSONALLY PRESENT; PROVIDED, HOWEVER, THAT NO PROXY THAT IS VOTED AGAINST EITHER OF ITEM 1 OR 2 WILL BE VOTED IN FAVOR OF THE ADJOURNMENT DESCRIBED IN
ITEM 3 PROPOSED TO PERMIT, IF NECESSARY, THE OBTAINING OF FURTHER VOTES AS MAY BE REQUIRED AND FURTHER SOLICITATIONS OF PROXIES IN FAVOR OF SUCH ITEM 1 AND/OR
2. PROXIES VOTED IN FAVOR OF ITEM 1 OR ITEM 2 AND PROXIES RETURNED WITHOUT AN INDICATION AS TO HOW THE PROXY IS TO VOTE ON ITEM 1 OR ITEM 2 WILL BE VOTED IN FAVOR OF ITEM 3.